UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08572

                               BISHOP STREET FUNDS
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
                    (Address of principal executive offices)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-262-9565

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2006

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.

[GRAPHIC OMITTED]


                                           BISHOP STREET
                                              FUNDS


                                            ANNUAL REPORT

                                            DECEMBER 31, 2006

                                            STRATEGIC GROWTH FUND
                                            LARGE CAP CORE EQUITY FUND
                                            HIGH GRADE INCOME FUND
                                            HAWAII MUNICIPAL BOND FUND
                                            MONEY MARKET FUND
                                            TREASURY MONEY MARKET FUND


                                            INVESTMENT ADVISER
                                            BISHOP STREET
                                            CAPITAL MANAGEMENT


                                            [BISHOP STREET FUNDS LOGO OMITTED]

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The
Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies(if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 orby visiting the Commission's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30is available without charge, by calling 1-800-262-9565 or by visiting the Funds' website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

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                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS
--------------------------------------------------------------------------------

  LETTER TO SHAREHOLDERS...............................................   2
  INVESTMENT ADVISER'S REPORT..........................................   4
  STRATEGIC GROWTH FUND
        Management Discussion..........................................   6
        Schedule of Investments........................................  10
  LARGE CAP CORE EQUITY FUND
        Management Discussion..........................................  13
        Schedule of Investments........................................  16
  HIGH GRADE INCOME FUND
        Management Discussion..........................................  22
        Schedule of Investments........................................  24
  HAWAII MUNICIPAL BOND FUND
        Management Discussion..........................................  32
        Schedule of Investments........................................  34
  MONEY MARKET & TREASURY MONEY MARKET FUNDS
        Management Discussion..........................................  43
        Schedule of Investments........................................  45
  STATEMENTS OF ASSETS AND LIABILITIES.................................  49
  STATEMENTS OF OPERATIONS.............................................  51
  STATEMENTS OF CHANGES IN NET ASSETS..................................  53
  FINANCIAL HIGHLIGHTS.................................................  56
  NOTES TO FINANCIAL STATEMENTS........................................  60
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............  71
  DISCLOSURE OF FUND EXPENSES..........................................  72
  NOTICE TO SHAREHOLDERS...............................................  74
  BOARD OF TRUSTEES AND OFFICERS.......................................  76
  SHAREHOLDER VOTING RESULTS...........................................  84

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                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                      FUNDS
--------------------------------------------------------------------------------

[PHOTOGRAPH OMITTED]

The investment environment in 2006 was marked by a tightening in global interest rates, a marked flattening of yield curves, and bond market volatility that reached historical lows. In the United States, the Federal Reserve ("Fed") continued increasing interest rates, lifting its Fed funds rate by 100 basis points to 5(1)/4% by mid-year--a full 425 basis points above their lows in January 2004. European Central Banks followed suit tightening monetary policy and raising Euro rates to 3(1)/2%--125 basis points above levels at the start of the year. Yet despite this hawkish activity in global interest rate policy, bond yields simply drifted higher early in the year only to drift back down in the second half of 2006--no dramatic moves, just a steady flattening and stubbornly low rates in a world awash in liquidity.

After a slow start in the first half of the year, the investment grade bond market managed to post a respectable return with a strong showing in the second half of 2006. Ten-year Treasuries began the year with a yield of 4.39% reaching a high of 5.25% on June 28th only to finish the year at 4.81%--a net increase of +42 basis points on the year. For the calendar year, the Lehman Brothers Bond Index generated a +4.33% return with mortgages and lower-grade corporate bonds providing the bulk of the lift. Shorter maturities continued to provide a yield advantage with money market returns well above 4.50%. How much longer will this phenomenon continue? We think the answer will be known this year.

Equity investors fared even better. Building on already solid gains through the 3rd quarter, the stock market staged a traditional 4th quarter rally and ensured that 2006 would emphatically extend the stock market's winning streak. The past 12 months certainly turned out on the high side of our expectations at the start of the year, when we forecast "single-digit returns from the stock market in 2006, and perhaps a little better." Overall, the picture was one of a very broad based rally, with most major indices showing solid gains.



Bishop Street Funds                     2

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                                              [Bishop Street Funds Logo Omitted]


--------------------------------------------------------------------------------

So is the consumer- and housing-lead mid-cycle slowdown at hand? Will inflation continue to moderate? Will a vigilant Fed and foreign Central Banks remain vigilant? Will abundant liquidity continue to provide a bullish backdrop for the financial markets? To be sure, there were plenty of surprises in 2006, and 2007 is sure to have its own.

Looking out over the next twelve months, we continue to focus on several issues that will have a bearing on interest rates and the bond markets. We are concerned about the extent to which a housing slowdown will impact consumer spending, growth, and corporate profits. Will the European economies sustain their momentum if the U.S. falters but strength overseas in the Far East continues? We continue to monitor capital flows from pension funds supporting the long end of the yield curve as well as the force of Central Banks driving down government bond yields from the sheer volume of the reinvestment of their growing reserves. We also remain concerned about the impact of credit derivatives, a market in which volumes are growing exponentially, the consequences of which have not yet been fully identified. Too much money chasing too few goods is never a good thing--especially in the world of finance. Stay tuned.

Sincerely,


/s/ Michael Hirai

Michael Hirai
President and Chief Investment Officer
Bishop Street Capital Management


December 31, 2006                       3              www.bishopstreetfunds.com

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                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR'S REPORT

In many ways the year 2006 was a bleak one on the world stage, but global financial markets at least provided some pleasant surprises. Most of the world's stock markets experienced double-digit gains, despite the worrisome political environment. The reason: a healthy economic backdrop characterized by robust, low-inflation growth and structural reform. In the United States, the Federal Open Market Committee ("Fed") seems to have engineered a soft landing, clearing the way for the resumption of stronger growth in the latter part of 2007. The housing bubble is unwinding, but so far without dramatic spillover effects on consumer spending and growth. Risks centered on the housing market persist, and core inflation remains slightly elevated, but the overall economic picture is favorable, at least in the near term.

After three years in which real GDP growth averaged 3.7%, the economy began to slow down in the second quarter of 2006 and has remained "sub-par" ever since, averaging 2.0% in the third quarter and about the same in the fourth. In the economy, as in golf, "sub-par" is not necessarily a bad thing. Most economists believe we are in a so-called "mid-cycle slowdown", a pause in a cyclical economic upswing whose peak may be some years off. A minority believe the slowdown is something more worrisome, the precursor of a recession. At this stage there is no way to know who is correct, the optimists or the pessimists, but financial markets do not appear to be pricing in a near term recession. Nor is the Fed, which remains more concerned by the risk of resurgent inflation. Inflation readings have been a mixed bag. Core inflation (excluding volatile food and energy costs) was 2.6% in November, above the Fed's comfort zone of 1.0-2.0% but in a downward trend after peaking at 2.9% in September. Headline inflation is considerably lower, depressed by the recent dramatic fall in the price of oil.

A year ago we perceived the two biggest risks to the economy to be a cooling housing market, which we got, or a Fed policy blunder, which we didn't. Although the housing market bubble is deflating, it seems to be doing so in a


Bishop Street Funds                     4

--------------------------------------------------------------------------------


                                              [Bishop Street Funds Logo Omitted]


--------------------------------------------------------------------------------

relatively orderly manner, and there are signs that home prices may soon find a floor. More importantly, the spillover effects of housing weakness on the rest of the economy, particularly consumer spending, have not been dramatic. The Fed, having raised short term rates to 5.25%, appears to have averted inflation without tipping us into recession (though we are not out of the woods on either score quite yet). In addition, the market got a few important bonuses. Earnings growth, which we expected to be under 10%, topped 20% in the 3rd quarter, and the price of oil, after rising 36% in 2005, ended 2006 essentially flat (and in a steep declining trend from mid-summer highs).

For 2007 we expect continued sub-par growth in the near term due to softness in housing and consumer spending, with reacceleration in the second half of the year, accompanied by a some recovery in housing and manufacturing. Inflation should continue to decelerate, helped by falling commodity prices and the cooling impact of past rate hikes, which have probably not yet exerted their full effect. Moreover, we remain impressed by the underlying structural disinflationary forces that are underpinning the current long period of global low-inflation growth. Although we have mentioned them in the past, these forces bear repeating. First, global labor arbitrage such that traded goods are easily sourced from the lowest cost producers worldwide (especially at a time when global manufacturing capacity has surged due to hundreds of millions of workers entering the free market system from formerly state-controlled economies). Second, exceptionally strong productivity growth due to the ongoing adoption of new technologies and structural reform. These secular disinflationary forces have a long way to run and are a major foundation of our generally optimistic long-term investment outlook.

December 31, 2006                       5              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

Strategic Growth Fund
--------------------------------------------------------------------------------


As we had expected at the end of 2005, the U.S. economy remained remarkably strong all along 2006, and inflation did not become a serious threat at any point in time. While our scenario was right, however, its impact on the market appears to have been different from our anticipations, and this accounts for our underperformance in the last twelve months.

As explained in previous reports, we entered 2006 with the conviction that it would see a continuing steadiness in the U.S. economy, which appeared to be firing on all cylinders. On the corporate side, services industries were reporting strong trends, while optimism in the manufacturing sector had been boosted by additional demand for the post-hurricanes reconstruction effort. Employment indicators were strong, consumer confidence was continuing to improve, thus impacting the consumption component of GDP growth. In the meantime, inflation did not appear to be a problem, as numbers adjusted for the impact of energy prices (which we did not expect to stay in a durable uptrend) were relatively subdued.

Even if the manufacturing sector eventually gave signs of softness, partly due to the car industry and a significant slowdown in the housing business, most of these aspects remained grossly unchanged all along the year. Overall, most indicators were just supporting the idea of a soft landing scenario, bringing economic growth back towards 3% instead of the unsustainable levels it had experienced a little while before. The stabilization of energy prices enabled the Federal Reserve ("Fed") to keep its rates unchanged since last summer.

Our stock selection was based on expectations that these developments would trigger a market rally, specially for growth stocks, boosted both by investors' relief and by attractive market valuations. With its high beta stocks and a strong focus on fast growing companies, our portfolio was profiled for this


Bishop Street Funds                     6

--------------------------------------------------------------------------------


                                              [Bishop Street Funds Logo Omitted]


--------------------------------------------------------------------------------

environment. Unfortunately, the first half of the year proved to be tougher than expected. Not only did many of our stocks suffer from a rather normal profit-taking after their strong outperformance in 2005, but growth stocks were also penalized by two factors:

   - fears that interest rates would go further up continued to weigh even after it had become clear that inflation was not a threat, as investors were not sure how to interpret the communication style of the Fed's new chairman.

   - the scandals around stock options backdating continued to loom around and cause concerns about the credibility of many growth companies' management teams.

This is why, even our strong recovery in the second half of the year failed to bring us back above our benchmark as regards to 2006 performance. In line with its long term objective, the Fund however remains ahead of the S&P 500 Composite Index since its inception. The Fund's return for the year was 9.78% versus 15.80% for the S&P 500 Composite Index, net of our management fee.

Despite this disappointing performance in 2006, we did not feel the need to change our portfolio too drastically. Our focus remained on the medium to long term, for which we were confident that we had the right profile.

With only 17 stocks replaced in our portfolio during the year (excluding the impact of Cendant's split into several independent companies), our strategy generated one of its lowest turnover rates in the decade. Over the last few years, the return to a more significant growth and large cap bias had often pushed such rates towards 50%.

Although based on stock picking, and not necessarily reflective of our assumptions regarding sectors, these changes resulted in several significant evolutions in our industry exposures. Our (already low) exposure to energy was further reduced over time, in favor of financials (mainly investment bankers and asset managers) and health care (biotechs in particular). Our substantial

December 31, 2006                       7              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

overweights in technology and consumer discretionary were maintained, together with our significant underweight in consumer staples and utilities.

Some of the indicators or comments released recently about the U.S. economy were rather puzzling, and caused contrasted interpretations in the market. We however feel confident that our relatively positive scenario will be strengthened when more details become available about the Holidays season and, later on, quarterly earnings.

We continue to believe that the apparent sluggishness of the U.S. economy according to the very latest indicators is due to inventory adjustments taking place in a limited number of industries, such as car manufacturers, homebuilders and certain parts of IT. Given the level of confidence indicators, both among corporate managers in the services area and among consumers, which represent a dominant part of the economy in the U.S., we trust that the current trend is at least resilient.

The general operating environment is obviously less easy than it used to be over the last few years, and makes it less likely that company managers make upbeat comments and raise their guidance dramatically. As usual under such circumstances, bad news makes more noise than good news, and any disappointing indicator or comment can contribute to create a sentiment of uncertainty. The truth eventually resurfaces when earnings are finally released, and we hope the next few weeks will confirm the rightness of our views.


Bishop Street Funds                     8

Strategic Growth Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC
        GROWTH FUND, CLASS I, VERSUS THE S&P 500/CITIGROUP GROWTH INDEX,
           THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE INDEX AND
                   THE LIPPER MULTI CAP CORE CLASSIFICATION.

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

         Strategic Growth  S&P 500/Citigroup      S&P 500       Consumer Price    Lipper Multi Cap
          Fund Class I#      Growth Index     Composite Index       Index       Core Classification++
7/1/02     $10,000             $10,000           $10,000           $10,000             $10,000
12/02        8,639               9,398             9,166            10,056               8,891
6/03        10,309              10,585            10,244            10,214               9,991
12/03       11,928              11,943            11,795            10,246              11,600
6/04        12,328              12,264            12,201            10,545              12,013
12/04       13,077              12,775            13,078            10,580              12,936
6/05        12,968              12,468            12,972            10,811              12,899
12/05       14,585              12,921            13,719            10,938              13,776
6/06        14,331              12,799            14,091            11,279              14,119
12/06       16,011              14,343            15,886            11,218              15,601

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                         AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                  ONE              ANNUALIZED           ANNUALIZED
                  YEAR               3 YEAR             INCEPTION
                 RETURN               RETURN             TO DATE
--------------------------------------------------------------------------------
                  9.78%               10.31%              11.04%  Class I*
--------------------------------------------------------------------------------

 * Commenced operations on 07/01/02.
 + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2006                       9              www.bishopstreetfunds.com

Strategic Growth Fund
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS+
--------------------------------------------------------------------------------
                                                           Percentage of
                                                            Investments
  ----------------------------------------------------------------------------
   1. Caremark Rx                                               2.3%
  ----------------------------------------------------------------------------
   2. McDonald's                                                2.2%
  ----------------------------------------------------------------------------
   3. Cigna                                                     2.2%
  ----------------------------------------------------------------------------
   4. Nvidia                                                    2.2%
  ----------------------------------------------------------------------------
   5. Express Scripts                                           2.2%
  ----------------------------------------------------------------------------
   6. Sepracor                                                  2.1%
  ----------------------------------------------------------------------------
   7. Accenture Ltd., Cl A                                      2.1%
  ----------------------------------------------------------------------------
   8. UnitedHealth Group                                        2.1%
  ----------------------------------------------------------------------------
   9. Coach                                                     2.1%
  ----------------------------------------------------------------------------
  10. Hilton Hotels                                             2.1%
--------------------------------------------------------------------------------

[Bar Graph Omitted]
Percentages are as follows:

SECTOR WEIGHTINGS (UNAUDITED)+

23.7% Information Technology
20.7% Health Care
18.8% Financials
18.1% Consumer Discretionary
11.7% Industrials
 3.7% Energy
 2.0% Materials
 0.8% Consumer Staples
 0.5% Short-Term Investments

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.


                                            SCHEDULE OF INVESTMENTS
                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
                                             COMMON STOCK -- 99.3%
CONSUMER DISCRETIONARY -- 18.1%
     41,500    Abercrombie & Fitch, Cl A                                                             $  2,889
     69,400    Coach*                                                                                   2,981
     63,200    Federated Department Stores                                                              2,410
     85,407    Hilton Hotels                                                                            2,981
     70,200    McDonald's                                                                               3,112
     56,300    Nordstrom                                                                                2,778
    110,250    Staples                                                                                  2,944
     48,700    Target                                                                                   2,778
     91,940    Wyndham Worldwide*                                                                       2,944
                                                                                                     --------
                                                                                                       25,817
                                                                                                     --------


Bishop Street Funds                    10




Strategic Growth Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
CONSUMER STAPLES -- 0.8%
     38,400    Pepsi Bottling Group                                                                  $  1,187
                                                                                                     --------
ENERGY -- 3.7%
     86,400    BJ Services                                                                              2,533
     59,100    XTO Energy                                                                               2,781
                                                                                                     --------
                                                                                                        5,314
                                                                                                     --------
FINANCIALS -- 18.7%
     27,500    Affiliated Managers Group*                                                               2,891
     40,800    Allstate                                                                                 2,657
     23,200    American International Group                                                             1,663
     33,900    Capital One Financial                                                                    2,604
     86,600    CB Richard Ellis Group, Cl A*                                                            2,875
     27,200    Everest Re Group Ltd.                                                                    2,669
     25,300    Franklin Resources                                                                       2,787
     14,800    Goldman Sachs Group                                                                      2,950
     36,100    Lehman Brothers Holdings                                                                 2,820
     30,700    Merrill Lynch                                                                            2,858
                                                                                                     --------
                                                                                                       26,774
                                                                                                     --------
HEALTH CARE -- 20.7%
     65,400    Aetna                                                                                    2,824
     42,800    Amgen*                                                                                   2,924
     56,600    Caremark Rx                                                                              3,232
     23,600    Cigna                                                                                    3,105
     43,000    Express Scripts*                                                                         3,079
     33,000    Genentech*                                                                               2,677
     45,000    Genzyme*                                                                                 2,771
     44,600    Gilead Sciences*                                                                         2,896
     49,400    Sepracor*                                                                                3,042
     56,200    UnitedHealth Group                                                                       3,020
                                                                                                     --------
                                                                                                       29,570
                                                                                                     --------
INDUSTRIALS -- 11.7%
     58,200    Canadian National Railway                                                                2,504
     33,300    L-3 Communications Holdings                                                              2,723
     32,300    Lockheed Martin                                                                          2,974
     55,600    McDermott International*                                                                 2,828
     46,200    United Technologies                                                                      2,889
     39,100    W.W. Grainger                                                                            2,735
                                                                                                     --------
                                                                                                       16,653
                                                                                                     --------


December 31, 2006                      11              www.bishopstreetfunds.com




Strategic Growth Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
INFORMATION TECHNOLOGY -- 23.6%
     82,100    Accenture Ltd., Cl A                                                                  $  3,032
     50,200    Akamai Technologies*                                                                     2,666
     67,400    Autodesk*                                                                                2,727
    102,500    Cisco Systems*                                                                           2,801
      6,000    Google, Cl A*                                                                            2,763
     69,800    Hewlett-Packard                                                                          2,875
    117,600    Jabil Circuit                                                                            2,887
    137,400    Marvel Technology Group Ltd.*                                                            2,637
    132,600    Motorola                                                                                 2,726
     83,400    Nvidia*                                                                                  3,087
    152,100    Oracle*                                                                                  2,607
    142,900    Western Digital*                                                                         2,924
                                                                                                     --------
                                                                                                       33,732
                                                                                                     --------
MATERIALS -- 2.0%
     30,900    Allegheny Technologies                                                                   2,802
                                                                                                     --------
TOTAL COMMON STOCK (Cost $113,558)                                                                    141,849
                                                                                                     --------
                                         CASH EQUIVALENTS (A) -- 0.5%

    382,988    Dreyfus Cash Management Fund, Institutional Shares, 5.170%                                 383
    382,988    Fidelity Institutional Money Market Portfolio, Institutional Shares, 5.230%                383
                                                                                                     --------
TOTAL CASH EQUIVALENTS (Cost $766)                                                                        766
                                                                                                     --------
TOTAL INVESTMENTS (COST $114,324) -- 99.8%                                                           $142,615
                                                                                                     ========

PERCENTAGES ARE BASED ON NET ASSETS OF $142,928,580
* NON-INCOME PRODUCING SECURITY
(A) RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2006.
CL -- CLASS
LTD. -- LIMITED
COST FIGURES ARE SHOWN WITH "000" OMITTED.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    12

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                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------


Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Despite mixed economic signals, including a cooling housing market, high energy prices, and strong job growth, the U.S. stock market performed well in 2006. Ben Bernanke assumed the role of Federal Reserve ("Fed") Chairman in January and continued Alan Greenspan's inflation fighting campaign by gradually raising interest rates through the first half of the year. The Fed paused in its rate tightening in August, citing the weak housing market and falling oil prices as factors in slowing economic growth to a more moderate pace. Job growth boosted consumer confidence through most of the year as unemployment reached a five year low of 4.4% in October. From the Fund's inception on May 1, 2006 through December 31, 2006, the S&P 500 Composite Index returned 10.10% while the Fund returned approximately 6.63%.

We believe our approach to managing the Fund is a fairly conservative one with a focus on risk control. We maintain a very well diversified portfolio both in terms of the number of stocks held as well as the sector weights of the Fund. As of December 31, 2006, the Fund held about 120 stocks, with no position larger than 3% of the Fund. In addition, the portfolio sector allocation is very close to the sector allocation of the benchmark. This means that we did not take significantly larger positions relative to the benchmark, making judgments as to which sector will be the next "hot" sector. Only small over- and under-weights existed compared to the benchmark, with differences being less than 2.50% for any sector. The largest sector over-weight was health care. The two largest sector under-weights were utilities and consumer staples.

Because the Fund's sector weights are intended to be similar to the benchmark, most value added (i.e. return value over the benchmark return) comes from the stock selection process. Ideally, we seek to invest in companies where market values are low relative to imputed valuations, there are good indica-


December 31, 2006                      13              www.bishopstreetfunds.com

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                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------


tions that the market values are likely to increase over time through efficiency gains and growth, and the companies have management teams with a proven track record.

Briefly, in portfolio holdings, BJ Services was sold to purchase
National-Oilwell Varco, a provider of equipment used in oil and gas production. Marvell Technology was sold to buy Google, a provider of Internet search technology. H&R Block was sold to purchase Capital One Financial, a diversified financial services company.

Our stock selection process is evident in the characteristics of the Fund. Traditional measures of value such as the price-to-earnings ratio usually show a "value" bias relative to the benchmark, while the traditional measures of growth such as earnings growth tend to indicate a "growth" bias. As of December 31, 2006, the price-to-earnings measure on a 12-month trailing basis was 14.42 for the Fund versus 17.79 for the benchmark. This measure shows that overall we were able to find stocks that appear to be undervalued in the market while reflecting potentially superior growth characteristics.

In conclusion, our focus in managing the Fund always will be on selecting companies we believe have the attributes that indicate a superior chance of being successful investments and on seeking to control risk relative to the benchmark.

Bishop Street Funds                    14

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE
  EQUITY FUND, CLASS I, VERSUS THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE
              INDEX AND THE LIPPER LARGE CAP CORE CLASSIFICATION.

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

          Large Cap Core           S&P 500     Consumer Price    Lipper Large Cap
       Equity Fund, Class I#   Composite Index      Index     Core Classificiation++
5/1/06     $10,000                $10,000         $10,000           $10,000
6/06         9,646                  9,766          10,071             9,661
12/06       10,662                 11,010          10,017            10,789

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                         AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                                   CUMULATIVE
                                    INCEPTION
                                     TO DATE
--------------------------------------------------------------------------------
                                      6.63%  Class I*
--------------------------------------------------------------------------------

 * Commenced operations on 05/03/06.
 + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2006                      15              www.bishopstreetfunds.com

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS+
--------------------------------------------------------------------------------
                                                           Percentage of
                                                            Investments
  ----------------------------------------------------------------------------
   1. Citigroup                                                 2.7%
  ----------------------------------------------------------------------------
   2. Johnson & Johnson                                         2.6%
  ----------------------------------------------------------------------------
   3. Microsoft                                                 2.4%
  ----------------------------------------------------------------------------
   4. JPMorgan Chase                                            2.1%
  ----------------------------------------------------------------------------
   5. ConocoPhillips                                            2.1%
  ----------------------------------------------------------------------------
   6. American International Group                              1.8%
  ----------------------------------------------------------------------------
   7. Bear Stearns                                              1.5%
  ----------------------------------------------------------------------------
   8. Amgen                                                     1.5%
  ----------------------------------------------------------------------------
   9. Pfizer                                                    1.4%
  ----------------------------------------------------------------------------
  10. St. Paul Travelers                                        1.4%
--------------------------------------------------------------------------------


[Bar Graph Omitted]
Percentages are as follows:

SECTOR WEIGHTINGS (UNAUDITED)+
21.7% Financials
17.0% Information Technology
13.0% Health Care
11.4% Industrials
11.3% Consumer Discretionary
 9.3% Energy
 7.4% Consumer Staples
 3.1% Materials
 1.9% Short-Term Investments
 1.8% Telecommunications
 1.1% Utilities
 1.0% Exchange Traded Fund

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED WITH
  CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.


                                            SCHEDULE OF INVESTMENTS
                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
                                             COMMON STOCK -- 97.8%

CONSUMER DISCRETIONARY -- 11.3%

     14,400    Apollo Group, Cl A*                                                                   $    561
     13,200    Best Buy                                                                                   649
      5,200    Black & Decker                                                                             416
     10,800    Carnival (A)                                                                               530
     20,700    Centex (A)                                                                               1,165
     11,900    Coach*                                                                                     511
     17,100    Comcast, Cl A* (A)                                                                         724


Bishop Street Funds                    16




Large Cap Core Equity Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
CONSUMER DISCRETIONARY -- (CONTINUED)
      8,800    EchoStar Communications, Cl A*                                                        $    335
      5,700    Fortune Brands                                                                             487
     10,400    Harley-Davidson (A)                                                                        733
     20,100    Hasbro                                                                                     548
     28,000    Home Depot                                                                               1,124
     12,900    International Game Technology                                                              596
     11,435    Liberty Media Capital, Ser A*                                                            1,120
      7,300    Lowe's (A)                                                                                 227
      5,400    Omnicom Group                                                                              564
     22,500    Pulte Homes (A)                                                                            745
      7,500    Whirlpool                                                                                  623
                                                                                                     --------
                                                                                                       11,658
                                                                                                     --------
CONSUMER STAPLES -- 7.4%
     16,000    Altria Group                                                                             1,373
     23,600    Archer-Daniels-Midland                                                                     754
     10,700    Campbell Soup                                                                              416
     17,400    Coca-Cola                                                                                  840
     16,000    Constellation Brands, Cl A*                                                                464
      9,900    Costco Wholesale                                                                           524
      7,400    PepsiCo                                                                                    463
     21,700    Procter & Gamble                                                                         1,395
     24,000    Wal-Mart Stores                                                                          1,108
      6,000    WM Wrigley Jr.                                                                             310
                                                                                                     --------
                                                                                                        7,647
                                                                                                     --------
ENERGY -- 9.4%
     13,900    Anadarko Petroleum                                                                         605
     14,600    Apache                                                                                     971
     19,300    Chevron                                                                                  1,419
     30,900    ConocoPhillips                                                                           2,223
     14,200    Devon Energy                                                                               953
     18,800    Encana                                                                                     864
     17,000    Nabors Industries Ltd* (A)                                                                 506
      8,900    National Oilwell Varco*                                                                    544
      7,300    Noble                                                                                      556
     20,500    Valero Energy                                                                            1,049
                                                                                                     --------
                                                                                                        9,690
                                                                                                     --------
FINANCIALS -- 21.8%
     17,500    ACE                                                                                      1,060
      8,100    Allstate                                                                                   527
     25,700    American International Group                                                             1,842


December 31, 2006                      17              www.bishopstreetfunds.com




Large Cap Core Equity Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
FINANCIALS -- (CONTINUED)

     15,400    Bank of America                                                                       $    822
     13,300    Bank of New York                                                                           524
      9,600    Bear Stearns                                                                             1,563
     15,200    Capital One Financial                                                                    1,168
      6,000    CIT Group                                                                                  334
     50,100    Citigroup                                                                                2,790
     18,000    Countrywide Financial                                                                      764
     29,600    E*Trade Financial*                                                                         664
     19,700    Fannie Mae                                                                               1,170
     14,200    Genworth Financial                                                                         486
      5,400    Goldman Sachs Group                                                                      1,076
     12,000    Hartford Financial Services Group                                                        1,120
     46,100    JPMorgan Chase                                                                           2,227
      4,500    Legg Mason (A)                                                                             428
     10,800    Lehman Brothers Holdings                                                                   843
      4,500    Merrill Lynch                                                                              419
     14,400    Morgan Stanley                                                                           1,172
     27,100    St. Paul Travelers                                                                       1,455
                                                                                                     --------
                                                                                                       22,454
                                                                                                     --------
HEALTH CARE -- 13.2%
     13,200    Abbott Laboratories                                                                        643
     22,300    Amgen*                                                                                   1,523
     16,100    Biogen Idec*                                                                               792
     11,400    Coventry Health Care*                                                                      571
     13,000    Genzyme*                                                                                   800
     41,200    Johnson & Johnson                                                                        2,720
     14,400    Laboratory Corp of America Holdings*                                                     1,058
     11,500    Medco Health Solutions*                                                                    615
     19,300    Merck                                                                                      841
     57,700    Pfizer                                                                                   1,494
      5,600    St. Jude Medical*                                                                          205
     18,400    UnitedHealth Group                                                                         989
     11,600    Wyeth                                                                                      591
      8,600    Zimmer Holdings*                                                                           674
                                                                                                     --------
                                                                                                       13,516
                                                                                                     --------
INDUSTRIALS -- 11.5%
     16,400    Caterpillar                                                                              1,006
      9,000    Danaher (A)                                                                                652
     17,300    Eaton                                                                                    1,300
      6,800    Exelon                                                                                     421
     16,300    General Dynamics                                                                         1,212


Bishop Street Funds                    18




Large Cap Core Equity Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
                                                                                                       Value
      Shares                                                                                           (000)
      ------                                                                                          ------
INDUSTRIALS -- (CONTINUED)
     21,800    General Electric                                                                      $    811
     26,200    Illinois Tool Works                                                                      1,210
     32,300    Ingersoll-Rand, Cl A                                                                     1,264
      8,800    L-3 Communications Holdings                                                                720
     28,100    Norfolk Southern                                                                         1,413
      9,850    Paccar                                                                                     639
     11,300    Parker Hannifin                                                                            869
      3,400    Questar                                                                                    282
                                                                                                     --------
                                                                                                       11,799
                                                                                                     --------
INFORMATION TECHNOLOGY -- 17.1%
     18,900    Accenture Ltd., Cl A                                                                       698
      9,400    Adobe Systems*                                                                             387
     12,600    Apple Computer*                                                                          1,069
     41,800    Applied Materials (A)                                                                      771
     14,900    Autodesk*                                                                                  603
     23,300    Broadcom, Cl A*                                                                            753
     48,300    Cisco Systems*                                                                           1,320
     14,900    Citrix Systems*                                                                            403
     51,600    EMC* (A)                                                                                   681
      1,700    Google, Cl A*                                                                              783
      8,700    International Business Machines                                                            845
     30,700    Juniper Networks*                                                                          581
      7,800    Kla-Tencor                                                                                 388
     84,100    Microsoft                                                                                2,511
     34,800    Motorola                                                                                   716
     16,900    Nvidia*                                                                                    625
     43,300    Oracle* (A)                                                                                742
     13,100    Qualcomm                                                                                   495
     17,200    SanDisk* (A)                                                                               740
     24,100    Symantec*                                                                                  503
     37,100    Texas Instruments                                                                        1,069
     24,800    VeriSign*                                                                                  596
     13,000    Yahoo!*                                                                                    332
                                                                                                     --------
                                                                                                       17,611
                                                                                                     --------
MATERIALS -- 3.1%
     13,500    Alcoa                                                                                      405
      9,300    Phelps Dodge                                                                             1,114
     10,500    Teck Cominco Ltd, Cl B                                                                     791
     12,400    United States Steel                                                                        907
                                                                                                     --------
                                                                                                        3,217
                                                                                                     --------



December 31, 2006                      19              www.bishopstreetfunds.com




Large Cap Core Equity Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
    Shares/Face                                                                                        Value
   Amount (000)                                                                                        (000)
   ------------                                                                                       ------
TELECOMMUNICATION SERVICES -- 1.9%
      6,200    NII Holdings*                                                                         $    400
     42,300    Sprint Nextel                                                                              799
     18,700    Verizon Communications                                                                     696
                                                                                                     --------
                                                                                                        1,895
                                                                                                     --------
UTILITIES -- 1.1%
     10,700    FirstEnergy                                                                                645
      8,600    TXU                                                                                        466
                                                                                                     --------
                                                                                                        1,111
                                                                                                     --------
TOTAL COMMON STOCK (Cost $94,581)                                                                     100,598
                                                                                                     --------
                                          EXCHANGE TRADED FUND -- 1.0%
      7,200    SPDR Trust, Ser 1 (A)                                                                    1,020
                                                                                                     --------
TOTAL EXCHANGE TRADED FUND (Cost $1,021)                                                                1,020
                                                                                                     --------
                                             MASTER NOTES (B) -- 2.1%
     $  819    Bank of America
               5.383%, 01/02/07                                                                           819
        736    Bear Stearns
               5.513%, 01/03/07                                                                           736
        573    JPMorgan Securities
               5.393%, 01/15/07                                                                           573
                                                                                                     --------
TOTAL MASTER NOTES (Cost $2,128)                                                                        2,128
                                                                                                     --------
                                    CERTIFICATE OF DEPOSIT/BANK NOTE (B) -- 0.8%
        819    First Tennesee 5.333%, 04/18/07                                                            819
                                                                                                     --------
TOTAL CERTIFICATE OF DEPOSIT/BANK NOTE (Cost $819)                                                        819
                                                                                                     --------
                                           CASH EQUIVALENTS (C) -- 1.9%
  1,001,527    Dreyfus Cash Management Fund, Institutional Shares, 5.170%                               1,002
  1,001,527    Fidelity Institutional Money Market Portfolio, Institutional Shares, 5.230%              1,002
                                                                                                     --------
TOTAL CASH EQUIVALENTS (Cost $2,004)                                                                    2,004
                                                                                                     --------
Bishop Street Funds                           20


Large Cap Core Equity Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

      Face                                                                                            Market
     Amount                                                                                           Value
     (000)                                                                                            (000)
    --------                                                                                         --------
                                       REPURCHASE AGREEMENT (B) -- 3.0%
     $3,085    Lehman Brothers 5.363% dated 12/29/06, to be
               repurchased on 01/02/07, repurchase price $3,086,707
               (collateralized by a U.S. Government obligation, par
               value $4,547,893, 5.500%, 11/01/34, with total
               market value of $3,084,707)                                                           $  3,085
                                                                                                     --------
TOTAL REPURCHASE AGREEMENT (Cost $3,085)                                                                3,085
                                                                                                     --------
TOTAL INVESTMENTS (COST $103,638) -- 106.6%                                                          $109,654
                                                                                                     ========

PERCENTAGES ARE BASED ON NET ASSETS OF $102,849,834.
* NON-INCOME PRODUCING SECURITY
(A) THE SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2006. THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2006 WAS $5,843,989.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2006
     WAS $6,031,868.
(C)  RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2006.
CL -- CLASS
LTD. -- LIMITED
SER -- SERIES
SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPT
COST FIGURES ARE SHOWN WITH "000" OMITTED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2006                      21              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------


High Grade Income Fund
--------------------------------------------------------------------------------

Interest rates peaked mid-year as the Federal Open Market Committee ("Fed") paused and left the Federal funds rate at 5.25%. The 10-year note hit a high of 5.25% in June and closed the year out at 4.71%. Inflationary pressures subsided in the latter part of the year as the economy slowed and oil closed the year out substantially below its high of $80.62 a barrel. The debate of whether the Fed would engineer a hard or soft landing continued throughout the year which kept interest rates within a 50 basis point range. Any volatility was prompted by the market pricing in a fed easing and a subsequent reversal due to a stronger than expected economic report.

Investment grade bonds posted a respectable return in 2006 as the yield curve flattened with investor expectations of a dramatic slowdown. Corporate profits remained strong bolstering stock and corporate bond performance. Increasing risk appetites in search of higher yields pushed investors to higher yielding lower rated bonds causing spreads to compress.

The Bishop Street High Grade Income Fund (the "Fund") returned 2.96% for the year while the Lehman Brothers U.S. Government/Credit Index returned 3.77%. The Fund performance was helped with our modestly short duration, however, our curve positioning and sector and quality positioning hindered performance.

We look to more of the same ahead as a soft landing for the U.S. economy plays out. While yields may rise at times, moderate inflation and strong foreign and domestic demand should keep interest rates trading within a range below 5%.


Bishop Street Funds                    22

High Grade Income Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGH GRADE INCOME FUND, CLASS I, VERSUS THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX,
   THE CONSUMER PRICE INDEX AND THE LIPPER CORPORATE DEBT A-RATED OBJECTIVE.

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                                   Lehman Brothers
             High Grade Income     U.S. Government/     Consumer Price    Lipper Corporate Debt
              Fund, Class I#         Credit Index           Index          A-Rated Objective++
1/30/97          $10,000               $10,000             $10,000               $10,000
12/97             10,797                11,007              10,137                10,963
12/98             11,778                12,050              10,337                11,779
12/99             11,267                11,790              10,613                11,473
12/00             12,422                13,186              10,970                12,612
12/01             13,311                14,309              11,140                13,595
12/02             14,847                15,885              11,408                14,784
12/03             15,339                16,627              11,622                15,636
12/04             15,862                17,324              12,001                16,304
12/05             16,179                17,735              12,408                16,617
12/06             16,658                18,403              12,726                17,258

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                          AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
            ONE         ANNUALIZED       ANNUALIZED      ANNUALIZED
           YEAR           3 YEAR           5 YEAR         INCEPTION
          RETURN          RETURN           RETURN          TO DATE
--------------------------------------------------------------------------------
           2.96%           2.79%           4.59%            5.28%  Class I*
--------------------------------------------------------------------------------

 * Commenced operations on 01/30/97.
 + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2006                      23              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS+
--------------------------------------------------------------------------------
                                                                   Percentage
                                            Coupon      Maturity       of
                                             Rate         Date     Investments
  ----------------------------------------------------------------------------
   1.  U.S. Treasury Bonds                  7.250%      05/15/16      3.9%
  ----------------------------------------------------------------------------
   2.  U.S. Treasury Bonds                  4.500%      02/15/36      3.1%
  ----------------------------------------------------------------------------
   3.  U.S. Treasury Bonds                  7.500%      11/15/16      2.0%
  ----------------------------------------------------------------------------
   4.  FHLMC MTN                            4.850%      12/01/09      1.6%
  ----------------------------------------------------------------------------
   5.  FNMA                                 7.250%      01/15/10      1.5%
  ----------------------------------------------------------------------------
   6.  Goldman Sachs Group                  6.600%      01/15/12      1.5%
  ----------------------------------------------------------------------------
   7.  FHLMC                                5.125%      10/15/08      1.4%
  ----------------------------------------------------------------------------
   8. General Electric Capital MTN, Ser A   5.450%      01/15/13      1.4%
  ----------------------------------------------------------------------------
   9. Bank of America                       4.875%      01/15/13      1.4%
  ----------------------------------------------------------------------------
  10. Abbott Laboratories                   5.600%      05/15/11      1.3%
--------------------------------------------------------------------------------


[Bar Graph Omitted]
Percentages are as follows:

SECTOR WEIGHTINGS (UNAUDITED)+

29.9% U.S. Government Agency Obligations
19.0% U.S. Treasury Obligations
13.8% Financials
 8.2% Consumer Discretionary
 5.7% Information Technology
 5.6% Health Care
 4.5% Energy
 3.3% Industrials
 2.9% U.S. Government Mortgage-Backed Obligations
 2.5% Short-Term Investments
 1.6%  Telecommunications
 1.3% Materials
 1.0% Utilities
 0.7% Consumer Staples

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.


                                            SCHEDULE OF INVESTMENTS

     Face                                                                                             Market
    Amount                                                                                             Value
     (000)                                                                                             (000)
   --------                                                                                           ------
                                        CORPORATE OBLIGATIONS -- 44.6%
AEROSPACE & DEFENSE -- 2.6%
               General Dynamics
    $ 1,000    4.500%, 08/15/10                                                                      $    979
               Rockwell Automation
      1,200    6.700%, 01/15/28                                                                         1,319
               United Technologies
      1,350    6.350%, 03/01/11                                                                         1,404
                                                                                                     --------
                                                                                                        3,702
                                                                                                     --------


Bishop Street Funds                    24



High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
       Face                                                                                           Market
      Amount                                                                                          Value
      (000)                                                                                           (000)
     --------                                                                                         ------
AUTO FINANCE -- 1.1%
               Toyota Motor Credit
    $ 1,500    5.450%, 05/18/11                                                                      $  1,521
                                                                                                     --------
AUTOMOTIVE -- 0.5%
               DaimlerChrysler NA Holding
        700    8.000%, 06/15/10                                                                           750
                                                                                                     --------
BANKS -- 4.0%
               Bank of America (A)
      2,350    4.875%, 01/15/13                                                                         2,299
               BHP Billiton Finance
        850    5.250%, 12/15/15                                                                           836
               JPMorgan Chase
      1,400    5.875%, 06/13/16                                                                         1,438
               Wachovia
      1,000    5.625%, 10/15/16                                                                         1,009
                                                                                                     --------
                                                                                                        5,582
                                                                                                     --------
BROADCASTING & CABLE -- 1.9%
               TCI Communications
      1,400    7.875%, 08/01/13                                                                         1,557
               Turner Broadcasting System
        975    8.375%, 07/01/13                                                                         1,096
                                                                                                     --------
                                                                                                        2,653
                                                                                                     --------
COMPUTER HARDWARE -- 4.1%
               Cisco Systems
      1,400    5.500%, 02/22/16                                                                         1,401
               Dell
      1,325    6.550%, 04/15/08                                                                         1,340
               IBM
      1,400    8.375%, 11/01/19                                                                         1,747
               Oracle
      1,400    5.250%, 01/15/16                                                                         1,370
                                                                                                     --------
                                                                                                        5,858
                                                                                                     --------
FINANCIALS -- 8.5%
               American General Finance MTN, Ser G
      1,400    5.750%, 03/15/07                                                                         1,401
               Boeing Capital (A)
      1,400    6.500%, 02/15/12                                                                         1,476
               CIT Group (A)
      1,350    5.000%, 11/24/08                                                                         1,343
               General Electric Capital MTN, Ser A
      2,350    5.450%, 01/15/13                                                                         2,373


December 31, 2006                      25              www.bishopstreetfunds.com




High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

     Face                                                                                             Market
    Amount                                                                                            Value
     (000)                                                                                             (000)
   ---------                                                                                          ------


FINANCIALS -- (CONTINUED)
               Goldman Sachs Group
    $ 2,350    6.600%, 01/15/12                                                                      $  2,484
               Jefferies Group
        675    6.250%, 01/15/36                                                                           655
               Merrill Lynch
      1,450    5.000%, 02/03/14                                                                         1,419
               Unitrin
        850    4.875%, 11/01/10                                                                           829
                                                                                                     --------
                                                                                                       11,980
                                                                                                     --------
FOOD & BEVERAGE -- 0.7%
               ConAgra Foods
        884    7.875%, 09/15/10                                                                           957
                                                                                                     --------
GENERAL MERCHANDISE -- 0.8%
               Target
      1,150    6.350%, 01/15/11                                                                         1,197
                                                                                                     --------
HEALTH CARE -- 2.1%
               Johnson & Johnson
      1,400    6.950%, 09/01/29                                                                         1,673
               UnitedHealth Group
      1,250    5.200%, 01/17/07                                                                         1,250
                                                                                                     --------
                                                                                                        2,923
                                                                                                     --------
HOUSEHOLD PRODUCTS -- 1.3%
               Proctor & Gamble
      1,350    8.000%, 10/26/29                                                                         1,770
                                                                                                     --------
MEDIA -- 1.1%
               News America
      1,400    7.250%, 05/18/18                                                                         1,535
                                                                                                     --------
MOVIES & ENTERTAINMENT -- 1.0%
               Walt Disney MTN
      1,400    6.200%, 06/20/14                                                                         1,466
                                                                                                     --------
OIL & GAS - EQUIPMENT/SERVICES -- 1.1%
               Baker Hughes
      1,500    6.000%, 02/15/09                                                                         1,519
                                                                                                     --------
OIL & GAS - EXPLORATION/PRODUCTION -- 1.0%
               Anadarko Petroleum
      1,250    7.200%, 03/15/29                                                                         1,372
                                                                                                     --------


Bishop Street Funds                    26




High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

      Face                                                                                            Market
     Amount                                                                                           Value
      (000)                                                                                           (000)
    ---------                                                                                         -----
OIL & GAS - INTEGRATED -- 2.3%
               BP Amoco
    $ 1,385    9.125%, 03/01/11                                                                      $  1,589
               Occidental Petroleum
      1,600    6.750%, 01/15/12                                                                         1,697
                                                                                                     --------
                                                                                                        3,286
                                                                                                     --------
PHARMACEUTICALS -- 3.4%
               Abbott Laboratories
      2,100    5.600%, 05/15/11                                                                         2,129
      1,400    5.400%, 09/15/08                                                                         1,405
               Genentech
      1,400    4.750%, 07/15/15                                                                         1,340
                                                                                                     --------
                                                                                                        4,874
                                                                                                     --------
RETAIL - FOOD -- 1.4%
               Archer-Daniels-Midland
      1,000    7.125%, 03/01/13                                                                         1,093
               McDonald's MTN, Ser E (A)
        900    5.950%, 01/15/08                                                                           905
                                                                                                     --------
                                                                                                        1,998
                                                                                                     --------
SEMI-CONDUCTORS -- 1.5%
               Applied Materials
        800    6.750%, 10/15/07                                                                           807
               Duke Energy
      1,275    4.200%, 10/01/08                                                                         1,249
                                                                                                     --------
                                                                                                        2,056
                                                                                                     --------
STEEL & STEEL WORKS -- 1.2%
               Nucor
      1,800    4.875%, 10/01/12                                                                         1,748
                                                                                                     --------
TELECOMMUNICATIONS -- 1.5%
               GTE South, Ser C
        500    6.000%, 02/15/08                                                                           502
               Sprint Capital (A)
      1,475    7.625%, 01/30/11                                                                         1,579
               Verizon Global Funding MTN
        100    7.600%, 03/15/07                                                                           101
                                                                                                     --------
                                                                                                        2,182
                                                                                                     --------



December 31, 2006                      27              www.bishopstreetfunds.com



High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

      Face                                                                                            Market
     Amount                                                                                           Value
      (000)                                                                                           (000)
     --------                                                                                         -----
TRANSPORTATION SERVICES -- 0.6%
               FedEx
     $  800    7.250%, 02/15/11                                                                      $    852
                                                                                                     --------
UTILITIES -- 0.9%
               Dominion Resources
      1,350    4.125%, 02/15/08                                                                         1,330
                                                                                                     --------
TOTAL CORPORATE OBLIGATIONS (Cost $63,897)                                                             63,111
                                                                                                     --------
                                 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 29.3%
               FHLB
        200    6.875%, 08/13/10                                                                           213
      1,350    5.375%, 02/15/07                                                                         1,350
      1,000    5.375%, 10/02/08                                                                         1,000
      1,000    5.000%, 02/22/13                                                                           980
      1,300    4.750%, 08/13/10                                                                         1,292
      1,450    4.100%, 06/13/08                                                                         1,430
      1,000    4.000%, 02/27/14 (C)                                                                       991
      1,000    3.875%, 07/24/09                                                                           972
      1,750    3.875%, 02/12/10                                                                         1,696
      1,100    3.750%, 08/15/08                                                                         1,078
      1,100    3.375%, 02/15/08                                                                         1,078
               FHLMC
        875    8.250%, 06/01/16                                                                         1,072
      1,000    6.000%, 07/10/13                                                                         1,015
      1,400    5.500%, 02/22/13                                                                         1,393
        700    5.500%, 08/20/19                                                                           693
      1,400    5.200%, 03/05/19                                                                         1,361
      2,400    5.125%, 10/15/08                                                                         2,403
      1,000    5.000%, 01/30/14                                                                           996
      1,400    4.750%, 05/06/13                                                                         1,353
      1,500    4.625%, 08/15/08                                                                         1,490
      1,400    4.375%, 03/01/10                                                                         1,376
      1,800    4.250%, 05/22/13                                                                         1,729
               FHLMC MTN
      1,400    5.750%, 05/23/11                                                                         1,406
      1,400    5.400%, 02/01/16                                                                         1,383
      1,400    5.250%, 12/01/14                                                                         1,367
        375    5.000%, 02/08/08                                                                           374
        200    5.000%, 06/18/18 (C)                                                                       193
      2,800    4.850%, 12/01/09                                                                         2,772
      1,000    3.650%, 05/07/08                                                                           981



Bishop Street Funds                                           28




High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
      Face                                                                                            Market
     Amount                                                                                           Value
      (000)                                                                                            (000)
     --------                                                                                          -----
                              U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
               FNMA
    $ 2,400    7.250%, 01/15/10                                                                      $  2,553
      1,400    5.650%, 04/10/13                                                                         1,400
        250    5.280%, 02/27/09                                                                           250
        625    4.750%, 03/30/09 (C)                                                                       622
        200    4.500%, 08/04/08                                                                           198
        800    3.875%, 11/17/08 (A)                                                                       783
        200    3.250%, 03/17/08                                                                           196
                                                                                                     --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $41,735)                                                41,439
                                                                                                     --------
                                     U.S. TREASURY OBLIGATIONS -- 18.6%
               U.S. Treasury Bonds (A)
      2,750    7.500%, 11/15/16                                                                         3,342
      5,500    7.250%, 05/15/16                                                                         6,538
      1,700    6.375%, 08/15/27                                                                         2,023
      1,500    6.250%, 08/15/23                                                                         1,726
        800    6.250%, 05/15/30                                                                           953
      1,000    6.000%, 02/15/26                                                                         1,134
      1,500    5.250%, 11/15/28                                                                         1,573
      5,600    4.500%, 02/15/36                                                                         5,325
               U.S. Treasury Notes
      1,400    4.250%, 08/15/15 (A)                                                                     1,355
      1,200    4.000%, 02/15/14                                                                         1,149
      1,200    4.000%, 02/15/15 (A)                                                                     1,143
                                                                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,324)                                                         26,261
                                                                                                     --------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 2.9%
               FHLMC
         64    3.500%, 05/01/08                                                                            62
               FHLMC, Ser 3070, Cl DH
        677    5.500%, 11/15/35                                                                           676
               FHLMC, Ser 3196, Cl CB
      1,000    5.250%, 08/15/11                                                                           985


December 31, 2006                      29              www.bishopstreetfunds.com




High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
   Shares/Face                                                                                         Value
   Amount (000)                                                                                        (000)
   ------------                                                                                       ------
                         U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
               FNMA
     $  966    3.500%, 08/01/10                                                                      $    925
               GNMA
      1,400    5.500%, 11/16/31                                                                         1,407
                                                                                                     --------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $4,086)                                         4,055
                                                                                                     --------
                                          MASTER NOTES (B) -- 7.7%
               Bank of America
      4,182    5.383%, 01/02/07                                                                         4,182
               Bear Stearns
      3,763    5.513%, 01/03/07                                                                         3,763
               JPMorgan Securities
      2,927    5.393%, 01/15/07                                                                         2,927
                                                                                                     --------
TOTAL MASTER NOTES (Cost $10,872)                                                                      10,872
                                                                                                     --------
                                CERTIFICATE OF DEPOSIT/BANK NOTE (B) -- 3.0%

               First Tennessee
      4,183    5.339%, 04/18/07                                                                         4,183
                                                                                                     --------
TOTAL CERTIFICATE OF DEPOSIT/BANK NOTE (Cost $4,183)                                                    4,183
                                                                                                     --------
                                        CASH EQUIVALENTS (D) -- 2.5%
  1,773,202    Dreyfus Cash Management Fund, Institutional Shares, 5.170%                               1,773
  1,773,202    Fidelity Institutional Money Market Portfolio, Institutional Shares, 5.230%              1,773
                                                                                                     --------
TOTAL CASH EQUIVALENTS (Cost $3,546)                                                                    3,546
                                                                                                     --------


Bishop Street Funds                    30



High Grade Income Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
      Face                                                                                             Market
     Amount                                                                                            Value
     (000)                                                                                             (000)
   ------------                                                                                       ------

                                      REPURCHASE AGREEMENT (B) -- 11.1%
    $15,758    Lehman Brothers 5.363%, dated 12/29/06, to be repurchased on
               01/02/07, repurchase price $15,767,070 (collateralized by a
               U.S. Government obligation, par value $23,232,107, 5.500%,
               11/01/34, with a total market value of $16,074,054)                                   $ 15,758
                                                                                                     --------
TOTAL REPURCHASE AGREEMENT (Cost $15,758)                                                              15,758
                                                                                                     --------
TOTAL INVESTMENTS (COST $169,401) -- 119.7%                                                          $169,225
                                                                                                     ========

PERCENTAGES ARE BASED ON NET ASSETS OF $141,447,774.
(A) THIS SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2006. THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2006 WAS $29,520,256.
(B) THESE SECURITIES WERE PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2006 WAS $30,812,734.
(C) STEP BOND -- COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2006.
(D) RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2006.
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NORTH AMERICA
SER -- SERIES

COST FIGURES ARE SHOWN WITH "000" OMITTED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                      31              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

Tax-exempt municipal securities performed moderately well over 2006 with returns ranging from 3.20 percent for short-term assets to 6.82 percent for long-duration bonds. The relative strength of the return of municipal assets for the year is even more pronounced when compared to the performance of the 30 year Treasury bond which returned a paltry 1.2 percent for the 12-month period. The outperformance of municipal securities is attributed to the modest level of new issuance and the continued flattening of the tax-exempt yield curve as investors stretched for yield by extending duration in their portfolios.

2006 proved an interesting year for the Hawaii municipal market as investors welcomed three brand new issuers. First, Chaminade University and Mid-Pacific Institute issued municipal bonds in early 2006 marking the first time in the state that a private school raised capital in the tax-exempt market. Later in the year the State of Hawaii Department of Hawaiian Home Lands came to the municipal market to raise funds for the construction of office space in Kapolei. New issuance in the State of Hawaii is often well received due to the limited number of issuers in the state and the subsequent need for diversification within Hawaii-specific municipal portfolios.

The performance of tax-exempt securities in 2007 should continue where it left off in 2006 with respectable returns over the year. Interest rates in the U.S. will trend lower as the housing market recession spills over into the general economy increasing unemployment and keeping growth and inflation in check. The Treasury Futures market has priced in the likelihood of a Federal Reserve rate cut by the 4th quarter of the 2007 to offset economic weakness and to spur demand.

For the year ending December 31, 2006, the Bishop Street Hawaii Municipal Bond Fund, Class I (the "Fund") returned 4.42%, outperforming the Lipper Hawaii Municipal Debt Objective by 0.17 percent. The Fund's relatively long duration and over-weight in 30 year securities contributed to its outperformance of the Hawaii municipal benchmark. Heading into 2007 we are well positioned for yields across the term structure to trend lower as the Federal Reserve transitions into an easing cycle.

Bishop Street Funds                    32

Hawaii Municipal Bond Fund

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HAWAII MUNICIPAL BOND FUND, CLASS I OR CLASS A, VERSUS THE LEHMAN BROTHERS
      MUNICIPAL BOND INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER HAWAII
                           MUNICIPAL DEBT OBJECTIVE.


[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

         Hawaii Municipal Bond      Hawaii Municipal Bond     Lehman Brothers      Consumer Price   Lipper Hawaii Municipa
             Fund, Class I#            Fund, Class A#       Municipal Bond Index       Index           Debt Objective
12/96           $10,000                  $ 9,700                  $10,000            $10,000              $10,000
12/97            10,852                   10,526                   10,920             10,173               10,803
12/98            11,486                   11,141                   11,628             10,337               11,404
12/99            11,181                   10,817                   11,387             10,613               10,938
12/00            12,591                   12,152                   12,718             10,970               12,165
12/01            13,125                   12,654                   13,370             11,140               12,655
12/02            14,440                   13,887                   14,654             11,408               13,741
12/03            15,201                   14,583                   15,434             11,622               14,423
12/04            15,712                   15,035                   16,124             12,001               14,878
12/05            16,107                   15,374                   16,689             12,408               15,187
12/06            16,818                   16,013                   17,499             12,726               15,833

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------
      ONE    ANNUALIZED  ANNUALIZED  ANNUALIZED   ANNUALIZED
     YEAR     3 YEAR      5 YEAR      10 YEAR     INCEPTION
    RETURN    RETURN      RETURN       RETURN      TO DATE
--------------------------------------------------------------
     4.42%      3.43%       5.08%       5.34%       5.64%      Class I
--------------------------------------------------------------
     4.16%      3.17%       4.82%       5.14%*      5.48%*     Class A
--------------------------------------------------------------
     1.07%      2.12%       4.18%       4.82%*      5.21%*     Class A,
-------------------------------------------------------------- with load**

 * Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown prior to that represents performance of Class I Shares, which were offered beginning February 16, 1995. Class A Shares performance reflects the maximum front-end sales charge and Rule 12b-1 fees on Class A Shares, neither of which applies to Class I Shares.
** Reflects 3.00% sales charge.
 + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2006                      33              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                                         TOP TEN HOLDINGS+
------------------------------------------------------------------------------------------
                                                                            Percentage
                                                     Coupon     Maturity        of
                                                      Rate        Date      Investments
 ---------------------------------------------------------------------------------------
  1. Honolulu City & County 1st Board Resolution RB   5.000%     07/01/31      3.9%
 ---------------------------------------------------------------------------------------
  2. University of Hawaii RB                          4.625%     07/15/31      3.1%
 ---------------------------------------------------------------------------------------
  3. Hawaii State Department of Budget & Finance RB   5.650%     10/01/27      2.2%
 ---------------------------------------------------------------------------------------
  4. Puerto Rico Public Building Authority RB         5.250%     07/01/25      2.1%
 ---------------------------------------------------------------------------------------
  5. Hawaii State Department Hawaiian Home COP        5.000%     11/01/31      1.9%
 ---------------------------------------------------------------------------------------
  6. Honolulu City & County GO                        5.000%     07/01/19      1.6%
 ---------------------------------------------------------------------------------------
  7. Hawaii State GO                                  5.000%     07/01/25      1.5%
 ---------------------------------------------------------------------------------------
  8. Puerto Rico Housing Financing Authority RB       5.000%     02/01/16      1.5%
 ---------------------------------------------------------------------------------------
  9. Hawaii State GO                                  6.500%     12/01/13      1.4%
 ---------------------------------------------------------------------------------------
 10. Hawaii State Harbor System RB                    5.750%     07/01/17      1.3%
------------------------------------------------------------------------------------------


[Bar Graph Omitted]
Percentages are as follows:

SECTOR WEIGHTINGS (UNAUDITED)+
35.6% General Obligations
11.6% Water
11.1% Facilities
 9.6% Transportation
 8.6% Higher Education
 4.8% Airport
 4.8% Power
 4.0% General Revenue
 1.8% Development
 1.5% Housing
 1.5% Utilities
 1.5% Single-Family Housing
 1.3% School District
 1.2% Medical
 0.9% Education
 0.1% Multi-Family Housing
 0.1% Short-Term Investments

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.


                                            SCHEDULE OF INVESTMENTS

      Face                                                                                            Market
     Amount                                                                                           Value
     (000)                                                                                            (000)
    --------                                                                                         --------
                                          MUNICIPAL BONDS -- 98.4%
CALIFORNIA -- 1.4%
               Coast, Unified School District, School Facilities District 1-B, GO,
               FSA Insured (A)
     $1,610    5.050%, 08/01/40                                                                      $    368
               Highland, Redevelopment Agency, Project Area No. 1 Tax Allocation,
               RB, AMBAC Insured
      1,440    5.650%, 12/01/24                                                                         1,725


Bishop Street Funds                    34



Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE OF INVESTMENTS
                                                            (CONTINUED)

      Face                                                                                            Market
     Amount                                                                                           Value
      (000)                                                                                           (000)
    --------                                                                                          -----
CALIFORNIA -- (CONTINUED)
               La Mesa-Spring Valley, School District, Electric of 2002 Project,
               Ser B, GO, FGIC Insured (A)
     $  630    5.250%, 08/01/27                                                                      $    254
                                                                                                     --------
                                                                                                        2,347
                                                                                                     --------
HAWAII -- 84.0%
               Hawaii County, Refunding & Improvement Project, Ser A, GO,
               FGIC Insured
        450    5.600%, 05/01/12                                                                           492
        430    5.600%, 05/01/13                                                                           476
        400    5.550%, 05/01/09                                                                           417
               Hawaii County, Ser A, GO, FGIC Insured
        630    5.500%, 07/15/12                                                                           679
               Hawaii County, Ser A, GO, FSA Insured
        500    5.400%, 05/15/15                                                                           524
      1,000    5.000%, 07/15/23                                                                         1,056
               Hawaii County, Ser A, GO, MBIA Insured
      1,055    5.250%, 07/15/18                                                                         1,156
      1,205    5.000%, 07/15/15                                                                         1,304
      1,470    5.000%, 07/15/24                                                                         1,562
               Hawaii State Department Hawaiian Home, Kapolei Office Facilities,
               Ser A, COP, FSA Insured
      3,000    5.000%, 11/01/31                                                                         3,181
      2,000    4.250%, 11/01/26                                                                         1,974
               Hawaii State, Airport System, RB, AMT, FGIC Insured
      2,000    5.625%, 07/01/18                                                                         2,129
        280    5.250%, 07/01/21                                                                           292
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM
         60    6.900%, 07/01/12                                                                            66
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM, MBIA Insured
      1,505    6.900%, 07/01/12                                                                         1,647
               Hawaii State, Airport System, Ser B, RB, AMT, FGIC Insured
      1,500    6.625%, 07/01/18                                                                         1,643
      1,500    6.500%, 07/01/14                                                                         1,644
        500    6.000%, 07/01/19                                                                           537
               Hawaii State, Department of Budget & Finance, Chaminade University,
               RB, Radian Insured
      1,000    5.000%, 01/01/26                                                                         1,054
      1,000    4.750%, 01/01/36                                                                         1,012
      1,000    4.700%, 01/01/31                                                                         1,019


December 31, 2006                      35              www.bishopstreetfunds.com




Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

       Face                                                                                           Market
      Amount                                                                                          Value
       (000)                                                                                          (000)
     --------                                                                                         ------
HAWAII -- (CONTINUED)

               Hawaii State, Department of Budget & Finance, Electric Company
               & Subsidiary Project, RB, MBIA Insured
     $  170    5.450%, 11/01/23                                                                      $    170
               Hawaii State, Department of Budget & Finance, Electric Company
               & Subsidiary Project, Ser A, RB, AMT, FGIC Insured
      1,500    4.800%, 01/01/25                                                                         1,532
               Hawaii State, Department of Budget & Finance, Electric Company
               & Subsidiary Project, Ser B, RB, AMT, XLCA Insured
      1,025    5.000%, 12/01/22                                                                         1,067
               Hawaii State, Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, AMBAC Insured
        460    5.100%, 09/01/32                                                                           476
               Hawaii State, Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, MBIA Insured
      3,330    5.650%, 10/01/27                                                                         3,616
               Hawaii State, Department of Budget & Finance, Hawaiian Electric,
               Ser C, RB, AMT, AMBAC Insured
               1,000    6.200%, 11/01/29                                                                1,068
               Hawaii State, Department of Budget & Finance, Mid Pacific Institute,
               RB, Radian Insured
      1,000    5.000%, 01/01/26                                                                         1,066
      1,000    4.625%, 01/01/31                                                                         1,014
               Hawaii State, Department of Budget & Finance, Queens Health
               Systems, Ser B, RB, MBIA Insured, Pre-Refunded @ 101 (B)
        750    5.250%, 07/01/08                                                                           775
               Hawaii State, Harbor Capital Improvement, RB, AMT, MBIA Insured
      2,000    5.500%, 07/01/27                                                                         2,056
        545    5.400%, 07/01/09                                                                           560
               Hawaii State, Harbor System, Ser A, RB, AMT, FSA Insured
      2,025    5.750%, 07/01/17                                                                         2,168
        670    5.750%, 07/01/29                                                                           714
      1,210    5.700%, 07/01/16                                                                         1,294
      1,000    5.600%, 07/01/15                                                                         1,069
               Hawaii State, Harbor System, Ser B, RB, AMT, AMBAC Insured
        200    5.500%, 07/01/19                                                                           214
               Hawaii State, Harbor System, Ser B, RB, AMT, FSA Insured
      1,000    5.000%, 01/01/13                                                                         1,060
               Hawaii State, Harbor System, Ser B, RB, FSA Insured
        870    5.000%, 01/01/07                                                                           870
               Hawaii State, Highway, RB
      1,000    6.000%, 07/01/08                                                                         1,034
      2,000    6.000%, 07/01/09                                                                         2,111


Bishop Street Funds                    36




Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                           SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

       Face                                                                                           Market
      Amount                                                                                          Value
      (000)                                                                                           (000)
     --------                                                                                         -----
HAWAII -- (CONTINUED)

               Hawaii State, Highway, Ser A, RB, FSA Insured
     $  725    5.000%, 07/01/21                                                                      $    778
      1,805    5.000%, 07/01/23                                                                         1,933
               Hawaii State, Housing, Finance & Development, Single-Family Housing,
               Ser A, RB, AMT, FNMA Collateral
        380    5.750%, 07/01/30                                                                           380
        650    5.400%, 07/01/30                                                                           669
        145    5.250%, 07/01/13                                                                           149
               Hawaii State, Housing, Finance & Development, Single-Family Housing,
               Ser B, RB, FNMA Collateral
      1,000    5.450%, 07/01/17                                                                         1,025
               Hawaii State, Housing, Finance & Development, University of
               Hawaii Faculty Housing Project, RB, AMBAC Insured
        700    5.650%, 10/01/16                                                                           704
               Hawaii State, Kapolei Office Building, Ser A, COP, AMBAC Insured
      1,475    5.250%, 05/01/13                                                                         1,531
      1,000    5.000%, 05/01/08                                                                         1,017
      1,000    5.000%, 05/01/14                                                                         1,033
      1,100    5.000%, 05/01/15                                                                         1,136
      1,500    5.000%, 05/01/16                                                                         1,549
      1,000    5.000%, 05/01/17                                                                         1,032
        500    5.000%, 05/01/18                                                                           516
               Hawaii State, No. 1 Capitol District State Office, COP, MBIA Insured
      1,000    5.200%, 05/01/14                                                                         1,044
        175    5.000%, 05/01/11                                                                           182
               Hawaii State, Pacific Health Special Purpose, Ser A, RB
        875    5.600%, 07/01/33                                                                           924
               Hawaii State, Ser CL, GO
      1,000    6.000%, 03/01/09                                                                         1,048
               Hawaii State, Ser CM, GO, FGIC Insured
      2,000    6.500%, 12/01/13                                                                         2,340
        500    6.000%, 12/01/09                                                                           532
      1,500    6.000%, 12/01/11                                                                         1,657
               Hawaii State, Ser CP, GO, FGIC Insured
         90    5.000%, 10/01/16                                                                            92
               Hawaii State, Ser CU, GO, MBIA Insured
        550    5.750%, 10/01/12                                                                           590
               Hawaii State, Ser CU, GO, MBIA Insured,
               Pre-Refunded @ 100 (B)
         25    5.750%, 10/01/11                                                                            27
               Hawaii State, Ser CV, GO, FGIC Insured
      1,000    5.250%, 08/01/21                                                                         1,061


December 31, 2006                      37              www.bishopstreetfunds.com



Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
       Face                                                                                            Market
      Amount                                                                                           Value
      (000)                                                                                            (000)
     --------                                                                                         ------
HAWAII -- (CONTINUED)
               Hawaii State, Ser CX, GO, FSA Insured
     $1,000    5.500%, 02/01/21                                                                      $  1,083
               Hawaii State, Ser DF, GO, AMBAC Insured
      1,250    5.000%, 07/01/21                                                                         1,342
      2,400    5.000%, 07/01/25                                                                         2,562
               Hawaii State, University of Hawaii, Ser A, RB, FGIC Insured,
               Pre-Refunded @ 100 (B)
      1,805    5.500%, 07/15/12                                                                         1,967
        500    5.500%, 07/15/12                                                                           545
        500    5.125%, 07/15/12                                                                           536
               Hawaii State, University of Hawaii, Ser B, RB, FSA Insured
        320    5.250%, 10/01/16                                                                           341
        775    5.250%, 10/01/17                                                                           827
               Honolulu City & County, 1st Board Resolution, Senior Ser C, RB,
               MBIA Insured
      6,000    5.000%, 07/01/31                                                                         6,402
               Honolulu City & County, 2nd Board Resolution, Junior Ser A-1, RB,
               MBIA Insured
        815    5.000%, 07/01/22                                                                           880
               Honolulu City & County, 2nd Board, Junior Ser A-1, RB, MBIA Insured
      1,130    5.000%, 07/01/23                                                                         1,218
               Honolulu City & County, 2nd Board, Junior Ser B-1, RB, MBIA Insured
      1,485    5.000%, 07/01/24                                                                         1,592
               Honolulu City & County, Board of Water Supply, Ser A, RB,
               FGIC Insured
      2,000    5.000%, 07/01/33                                                                         2,107
               Honolulu City & County, GO
      1,320    5.400%, 09/27/07                                                                         1,337
        625    5.250%, 03/01/17                                                                           678
               Honolulu City & County, GO, ETM
        230    6.000%, 12/01/09                                                                           245
               Honolulu City & County, Senior Ser A, RB, FGIC Insured
      1,280    5.000%, 07/01/20                                                                         1,377
               Honolulu City & County, Ser A, GO
         55    6.000%, 01/01/10                                                                            59
               Honolulu City & County, Ser A, GO, ETM
        500    6.000%, 01/01/09                                                                           522
         95    6.000%, 01/01/10                                                                           101
               Honolulu City & County, Ser A, GO, MBIA Insured
        500    5.250%, 03/01/28                                                                           535
      1,000    5.000%, 07/01/14                                                                         1,083
               Honolulu City & County, Ser B, GO, ETM, FGIC Insured
        635    5.500%, 10/01/11                                                                           685
               Honolulu City & County, Ser B, GO, MBIA Insured
        825    5.000%, 07/01/13                                                                           887


Bishop Street Funds                    38



Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
       Face                                                                                           Market
      Amount                                                                                          Value
      (000)                                                                                           (000)
     --------                                                                                         ------
HAWAII -- (CONTINUED)
               Honolulu City & County, Ser B, RB, AMT, MBIA Insured
     $1,000    5.250%, 07/01/21                                                                      $  1,084
               Honolulu City & County, Ser C, GO, FGIC Insured
        565    5.125%, 07/01/11                                                                           590
      1,100    5.125%, 07/01/15                                                                         1,148
      2,500    5.000%, 07/01/19                                                                         2,593
               Honolulu City & County, Ser C, GO, MBIA Insured
      1,000    5.000%, 07/01/16                                                                         1,088
               Honolulu City & County, Ser D, GO, AMT, FGIC Insured
        245    4.850%, 02/01/10                                                                           252
               Honolulu City & County, Ser D, GO, MBIA Insured
        885    5.000%, 07/01/19                                                                           955
      2,000    5.000%, 07/01/23                                                                         2,141
               Honolulu City & County, Ser E, GO, FGIC Insured
      1,500    5.250%, 07/01/20                                                                         1,644
               Honolulu City & County, Waipahu Towers Project, Ser A, RB, AMT,
               GNMA Collateral
        200    6.900%, 06/20/35                                                                           201
               Honolulu City & County, Waste Water, 2nd Board Resolution,
               Junior Ser, RB, FGIC Insured
      1,000    5.000%, 07/01/23                                                                         1,034
               Honolulu City & County, Water Board, Ser A, RB, FGIC Insured,
               Pre-Refunded @ 100 (B)
      1,700    4.750%, 07/01/14                                                                         1,809
      2,000    4.750%, 07/01/14                                                                         2,128
               Honolulu City & County, Water Board, Ser B, RB, AMT MBIA Insured
      1,000    5.250%, 07/01/20                                                                         1,086
               Honolulu City & County, Water Board, Ser B, RB, AMT MBIA Insured
        325    5.000%, 07/01/15                                                                           348
               Kauai County, Public Improvement, Ser B, GO, MBIA Insured,
               Pre-Refunded @ 101 (B)
        120    5.050%, 08/01/07                                                                           122
               Kauai County, Ser A, GO, FGIC Insured
      1,610    5.000%, 08/01/21                                                                         1,729
      1,440    5.000%, 08/01/23                                                                         1,543
      1,555    5.000%, 08/01/24                                                                         1,663
      1,450    5.000%, 08/01/26                                                                         1,547
               Kauai County, Ser A, GO, FGIC Insured, Pre-Refunded @ 100 (B)
      1,135    6.250%, 08/01/10                                                                         1,232
      1,480    6.250%, 08/01/10                                                                         1,607
      1,335    6.250%, 08/01/10                                                                         1,449
      1,050    6.250%, 08/01/10                                                                         1,140


December 31, 2006                      39              www.bishopstreetfunds.com




Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
       Face                                                                                           Market
      Amount                                                                                          Value
       (000)                                                                                          (000)
      --------                                                                                        ------
HAWAII -- (CONTINUED)
               Kauai County, Ser A, GO, MBIA Insured
     $  490    5.625%, 08/01/18                                                                      $    528
      1,500    5.000%, 08/01/25                                                                         1,559
               Kauai County, Ser A, GO, MBIA Insured, Pre-Refunded @ 100 (B)
        260    5.625%, 08/01/11                                                                           281
               Maui County Hawaii, Ser A, GO, MBIA Insured
      1,000    4.750%, 07/01/25                                                                         1,043
               Maui County, GO, MBIA Insured
      1,100    5.000%, 03/01/24                                                                         1,174
               Maui County, Ser A, GO
        485    5.375%, 03/01/12                                                                           517
               Maui County, Ser A, GO, FGIC Insured
        150    5.000%, 03/01/13                                                                           154
               Maui County, Ser A, GO, FGIC Insured, Pre-Refunded @ 101 (B)
        100    5.125%, 03/01/08                                                                           103
         50    5.000%, 03/01/12                                                                            51
               Maui County, Ser A, GO, MBIA Insured, Pre-Refunded @ 100 (B)
        840    5.000%, 03/01/12                                                                           891
               Maui County, Ser B, GO, MBIA Insured
        500    5.000%, 09/01/17                                                                           539
               University of Hawaii, Ser A, RB, MBIA Insured
      5,000    4.625%, 07/15/31                                                                         5,110
                                                                                                     --------
                                                                                                      141,741
                                                                                                     --------
ILLINOIS -- 0.4%
               Illinois State, Educational Facilities Authority,
               Northwestern University, RB
        670    5.000%, 12/01/38                                                                           700
                                                                                                     --------
INDIANA -- 0.9%
               Elkhart, Community School Building Company, First Meeting,
               RB, XLCA Insured
      1,500    4.500%, 07/15/24                                                                         1,525
                                                                                                     --------
MASSACHUSETTS -- 0.3%
               Massachusetts State, Water Resources Authority, Ser J, RB
        565    5.000%, 08/01/42                                                                           588
                                                                                                     --------
OKLAHOMA -- 0.7%
               Tulsa, Industrial Authority, RB, MBIA Insured
      1,170    5.000%, 10/01/20                                                                         1,259
                                                                                                     --------


Bishop Street Funds                    40




Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)

     Face                                                                                             Market
    Amount                                                                                             Value
     (000)                                                                                             (000)
    --------                                                                                         --------
PUERTO RICO -- 8.0%
               Commonwealth of Puerto Rico, GO, MBIA Insured
     $  500    6.500%, 07/01/14                                                                      $    590
      1,500    6.000%, 07/01/15                                                                         1,748
               Commonwealth of Puerto Rico, Public Improvement, GO,
               FSA Insured
        435    5.000%, 07/01/21                                                                           460
               Commonwealth of Puerto Rico, Public Improvement, Ser A, GO
      1,000    5.000%, 07/01/27                                                                         1,038
               Puerto Rico, Electric Power Authority, Ser DD, RB, FSA Insured
      1,000    5.000%, 07/01/28                                                                         1,029
               Puerto Rico, Electric Power Authority, Ser HH, RB, FSA Insured
        500    5.250%, 07/01/29                                                                           530
               Puerto Rico, Housing Financing Authority, Capital Funding
               Program, RB
      2,360    5.000%, 12/01/16                                                                         2,514
               Puerto Rico, Housing, Banking & Financing Agency,
               Single-Family Mortgage, Affordable Housing Mortgage, Portfolio I,
               RB, AMT, GNMA/FNMA/FHLMC Collateral, Pre-Refunded @ 100 (B)
        180    6.100%, 04/01/07                                                                           181
               Puerto Rico, Industrial Tourist Educational Medical Environmental
               Control Facilities, Hospital Auxilio Mutuo Obligation Group, Ser A,
               RB, MBIA Insured
        300    6.250%, 07/01/24                                                                           300
               Puerto Rico, Public Buildings Authority, Ser F, RB
      3,000    5.250%, 07/01/25                                                                         3,457
               Puerto Rico, University of Puerto Rico, Ser O, RB, MBIA Insured,
               Pre-Refunded @ 100 (B)
      1,500    5.750%, 06/01/10                                                                         1,604
                                                                                                     --------
                                                                                                       13,451
                                                                                                     --------
TEXAS -- 2.7%
               Clint, Independent School District, GO
      1,505    5.000%, 08/15/23                                                                         1,612
               Harris County, Houston Texas Sports Authority, Ser A, Special RB,
               MBIA Insured (A)
      5,000    5.400%, 11/15/40                                                                           867
               University of Texas, Permanent University Fund, Ser B, RB
      2,000    4.500%, 07/01/33                                                                         2,000
                                                                                                     --------
                                                                                                        4,479
                                                                                                     --------
TOTAL MUNICIPAL BONDS (Cost $160,967)                                                                 166,090
                                                                                                     --------


December 31, 2006                      41              www.bishopstreetfunds.com




Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
                                                                                                      Market
                                                                                                      Value
      Shares                                                                                          (000)
      --------                                                                                        ------

                                        CASH EQUIVALENTS (C) -- 0.1%
     73,464    Dreyfus Tax-Exempt Cash Management Fund,
               Institutional Shares, 3.640%                                                          $     73
     73,464    Fidelity Institutional Tax-Exempt Portfolio, Institutional Shares, 3.700%                   73
                                                                                                     --------
TOTAL CASH EQUIVALENTS (Cost $146)                                                                        146
                                                                                                     --------
TOTAL INVESTMENTS (COST $161,113) -- 98.5%                                                           $166,236
                                                                                                     ========

PERCENTAGES ARE BASED ON NET ASSETS OF $168,754,263.
(A) ZERO COUPON SECURITY -- THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
(B) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.
(C) RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2006.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
XLCA -- XL CAPITAL
COST FIGURES ARE SHOWN WITH "000" OMITTED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                    42

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

Money Market & Treasury Money Market Funds
-------------------------------------------------------------------------------

The U.S. economy experienced a temporary slowdown in growth largely related to a correction in the housing sector where the effects of elevated interest rates were most apparent. The slowdown, however, was contained to housing and related sectors and did not spread to other areas of the economy. Unemployment declined throughout the year with the labor sector adding in excess of 2 million jobs (Bureau of Labor Statistics: Non-farm Payrolls). Manufacturing sector continued to expand, albeit at a slower rate, despite the difficulties plaguing the U.S. automotive industry. On the inflation front, energy prices rose through mid-year before correcting late in the third quarter. In contrast to the prior years, sustained increases in energy prices began to have an affect on core consumer prices (ex. food and energy). Core inflation measures rose beyond the comfort zone of policy makers, peaking in late summer before retreating slightly in the fourth quarter.

During 2006, the Federal Reserve ended a two year tightening cycle after bringing the Federal funds target rate to its current level of 5.25%. The market responded to the pause in the rate cycle with a rally in intermediate treasuries. Rising short term yields and falling long term yields resulted in an inverted yield curve. At year end, the Federal Open Market Committee indicated that additional firming of monetary policy may be necessary to address inflationary pressures. The direction of future interest rates in the U.S. has become very "data dependent" resulting in a significant dislocation in the market with market prices forecasting an ease in policy rates in 2007.

Regardless of the direction of interest rates, short term yields remain attractive on a relative value basis. Elevated short term interest rates have been rewarded


December 31, 2006                      43              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

with healthy inflows into money market funds. Bank deposit rates often lag money market yields in a rising yield environment and therefore offer more attractive opportunities for investors.

During the year the Money Market and Treasury Money Market Funds (the "Funds") were maintained at a conservative maturity stance which provided the opportunity to continually reinvest at increasing yield levels throughout 2006. Though, with monetary policy rates holding firm we expect that opportunities to capture additional yield premium by extending the average maturity of the Funds may emerge in 2007. Meanwhile, we continue to strive to improve the yield of the Funds while maintaining a high level of credit quality.


Bishop Street Funds                    44

--------------------------------------------------------------------------------


Money Market Fund

[Bar Graph Omitted]
Percentages are as follows:

SECTOR WEIGHTINGS (UNAUDITED)+
74.6% Commercial Paper
15.9% Certificates of Deposit/Bank Notes
 7.4% Repurchase Agreement
 2.0% Corporate Obligations
 0.1% Asset Backed Securities

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.


                                            SCHEDULE OF INVESTMENTS
     Face
    Amount                                                                                             Value
     (000)                                                                                             (000)
   ---------                                                                                         --------
                                        COMMERCIAL PAPER (A) -- 74.8%
AUTO FINANCE -- 5.0%
               BMW Vehicle Lease Trust
    $11,000    5.293%, 01/02/07                                                                      $ 10,998
                                                                                                     --------
BANKS -- 35.7%
               Danske
      3,800    5.301%, 01/04/07                                                                         3,798
      2,245    5.322%, 01/18/07                                                                         2,239
      2,700    5.325%, 01/22/07                                                                         2,692
               Deutsche Bank
     11,000    5.253%, 01/02/07                                                                        10,999
               Dresdner Funding
      9,000    5.310%, 01/29/07                                                                         8,963
               Lloyds TSB Bank
     11,500    5.264%, 01/19/07                                                                        11,470
               Royal Bank of Canada
     11,000    5.296%, 02/27/07                                                                        10,909
               Royal Bank Scotland
     11,000    5.272%, 01/22/07                                                                        10,967
               UBS Finance Delaware
     11,000    5.273%, 01/02/07                                                                        10,998
               Westpac Capital
      5,000    5.305%, 01/16/07                                                                         4,989
                                                                                                     --------
                                                                                                       78,024
                                                                                                     --------
BROADCASTING & CABLE -- 5.3%
               Charta
     11,500    5.299%, 01/10/07                                                                        11,485
                                                                                                     --------


December 31, 2006                      45              www.bishopstreetfunds.com




Money Market Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
     Face
    Amount                                                                                             Value
     (000)                                                                                             (000)
   ---------                                                                                          ------
FINANCIALS -- 28.8%

               Abbey National Treasury Services
    $ 5,000    5.299%, 03/29/07                                                                      $  4,937
               ANZ Delaware
      5,000    5.279%, 01/03/07                                                                         4,999
               Atlantic Asset Securitization
      2,030    5.372%, 01/16/07                                                                         2,025
      9,000    5.334%, 01/19/07                                                                         8,976
               CBA Financial
      6,000    5.360%, 01/08/07                                                                         5,994
               Chariot Funding
      3,500    5.344%, 01/05/07                                                                         3,498
      3,000    5.307%, 01/12/07                                                                         2,995
      5,000    5.345%, 01/22/07                                                                         4,984
               HBOS Treasury Services
      5,000    5.322%, 01/26/07                                                                         4,982
      6,000    5.302%, 03/14/07                                                                         5,937
               Socnam
      1,000    5.297%, 01/08/07                                                                           999
      2,000    5.313%, 02/16/07                                                                         1,987
               Svenska Handels New York
     10,500    5.289%, 01/16/07                                                                        10,477
                                                                                                     --------
                                                                                                       62,790
                                                                                                     --------
TOTAL COMMERCIAL PAPER (Cost $163,297)                                                                163,297
                                                                                                     --------
                                 CERTIFICATES OF DEPOSIT/BANK NOTES -- 16.0%
               Bank of Montreal
     11,500    5.265%, 01/19/07                                                                        11,470
               Citina
      6,000    5.305%, 01/05/07                                                                         6,000
               Toronto Dominion Bank
     11,400    5.310%, 02/16/07                                                                        11,400
               Westpac Banking
      6,000    5.321%, 01/24/07                                                                         5,980
                                                                                                     --------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $34,850)                                                34,850
                                                                                                     --------


Bishop Street Funds                    46




Money Market Fund
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE OF INVESTMENTS
                                                  (CONTINUED)
     Face
    Amount                                                                                             Value
     (000)                                                                                             (000)
   ---------                                                                                          ------
                                      CORPORATE OBLIGATIONS (B) -- 2.0%
FINANCIALS -- 2.0%
               General Electric Capital
    $ 2,300    5.475%, 01/11/07                                                                      $  2,300
               General Electric Capital MTN
      2,000    5.475%, 01/17/07                                                                         2,000
                                                                                                      -------
TOTAL CORPORATE OBLIGATIONS (Cost $4,300)                                                               4,300
                                                                                                      -------
                                        ASSET BACKED SECURITY -- 0.1%
AUTO FINANCE -- 0.1%
               Nissan Auto Lease Trust, Ser 2006-A, Cl A1
        181    5.081%, 05/15/07                                                                           181
                                                                                                     --------
TOTAL ASSET BACKED SECURITY (Cost $181)                                                                   181
                                                                                                     --------
                                        REPURCHASE AGREEMENTS -- 7.4%
      5,700    Barclays Bank 4.800%, dated 12/29/06, to be repurchased on
               01/02/07, repurchase price $5,703,040 (collateralized by
               U.S. Treasury obligation, par value $5,802,000, 4.000%,
               09/30/07 with a total market value of $5,814,059)                                        5,700
     10,500    Barclays Bank 5.260%, dated 12/29/06, to be repurchased on
               01/02/07, repurchase price $10,506,137 (collateralized by
               U.S. Treasury obligation, par value $18,046,521, 6.000%,
               08/20/34 with a total market value of $10,710,000)                                      10,500
                                                                                                     --------
TOTAL REPURCHASE AGREEMENTS (Cost $16,200)                                                             16,200
                                                                                                     --------
TOTAL INVESTMENTS (COST $218,828) -- 100.3%                                                          $218,828
                                                                                                     ========
PERCENTAGES ARE BASED ON NET ASSETS OF $218,255,986
(A) THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT
    THE TIME OF PURCHASE.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS
    IS THE RATE IN EFFECT ON DECEMBER 31, 2006. THE MATURITY DATE SHOWN IS THE
    NEXT SCHEDULED RESET DATE.
CL -- CLASS
MTN -- MEDIUM TERM NOTE
SER -- SERIES
COST FIGURES ARE SHOWN WITH "000" OMITTED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                      47              www.bishopstreetfunds.com




Treasury Money Market Fund
--------------------------------------------------------------------------------

[Bar Graph Omitted]
Percentages are as follows:

SECTOR WEIGHTINGS (UNAUDITED)+
100% Repurchase Agreements

+ PERCENTAGES BASED ON TOTAL INVESTMENTS.


                                            SCHEDULE OF INVESTMENTS

     Face
    Amount                                                                                             Value
     (000)                                                                                             (000)
   ---------                                                                                          ------
                                          REPURCHASE AGREEMENTS -- 100.4%
    $74,000    Barclays Bank 4.800%, dated 12/29/06, to be repurchased on
               01/02/07, repurchase price $74,039,467 (collateralized by various
               U.S. Treasury obligations, ranging in par value $25,099,000-
               $49,831,000, 4.500%-5.500%, 05/15/09-11/15/10 with a total
               market value of $75,480,372)                                                          $ 74,000
     85,000    UBS Securities 4.800%, dated 12/29/06, to be repurchased on
               01/02/07, repurchase price $85,045,333 (collateralized by a
               U.S. Treasury obligation, par value $72,020,000, 3.375%,
               01/15/12 with a total market value of $86,705,151)                                      85,000
                                                                                                     --------
TOTAL REPURCHASE AGREEMENTS (Cost $159,000)                                                           159,000
                                                                                                     --------
TOTAL INVESTMENTS (COST $159,000) -- 100.4%                                                          $159,000
                                                                                                     ========

PERCENTAGES ARE BASED ON NET ASSETS OF $158,363,869.
COST FIGURES ARE SHOWN WITH "000" OMITTED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    48

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2006
                                                           (IN THOUSANDS)

                                                                                             Large                       High
                                                                  Strategic                 Cap Core                     Grade
                                                                   Growth                    Equity                     Income
                                                                    Fund                      Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at Cost                                           $114,324                  $100,553                   $153,643
   Repurchase Agreements, at Cost                                       --                     3,085                     15,758
====================================================================================================================================
   Investments, at Value                                          $142,615                  $106,569(1)                $153,467(1)
   Repurchase Agreements, at Value                                      --                     3,085                     15,758
   Receivable for Fund Shares Sold                                     403                       500                      1,255
   Receivable for Investment Securities Sold                           384                     1,336                         --
   Dividends and Interest Receivable                                    67                       108                      2,136
   Prepaid Expenses                                                      1                         1                          1
------------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                 143,470                   111,599                    172,617
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Investment Securities Purchased                         382                     2,604                         --
   Payable for Fund Shares Redeemed                                      7                         7                         24
   Collateral on Securities Loaned                                      --                     6,032                     30,813
   Income Distribution Payable                                          --                        --                        210
   Advisory Fees Payable                                                90                        61                         58
   Administrative Fees Payable                                          14                        10                         13
   Shareholder Servicing Fees Payable                                   12                         9                         12
   Chief Compliance Officer Fees Payable                                 1                        --                          1
   Other Accrued Expenses                                               35                        26                         38
------------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                541                     8,749                     31,169
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $142,929                  $102,850                   $141,448
------------------------------------------------------------------------------------------------------------------------------------
   Fund Shares (unlimited authorization -- no par value)          $113,904                  $ 96,542                   $142,399
   Undistributed Net Investment Income
      (Accumulated Net Investment Loss)                                 (2)                       --                          3
   Accumulated Net Realized Gain (Loss) on Investments                 736                       292                       (778)
   Net Unrealized Appreciation (Depreciation) on Investments        28,291                     6,016                       (176)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $142,929                  $102,850                   $141,448
====================================================================================================================================
Class I Shares:
   Net Assets                                                     $142,929                  $102,850                   $141,448
   Outstanding Shares of Beneficial Interest                         9,632                     9,684                     14,232
   Net Asset Value, Offering and Redemption Price Per Share
      (Net Assets / Shares Outstanding)                             $14.84                    $10.62                      $9.94
====================================================================================================================================

(1) INCLUDED IN "INVESTMENTS, AT VALUE" IS THE MARKET VALUE OF SECURITIES ON LOAN IN THE AMOUNTS OF $5,843,989, AND $29,520,256 FOR THE LARGE CAP CORE EQUITY AND HIGH GRADE INCOME FUNDS, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                     49               www.bishopstreetfunds.com

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2006
                                                           (IN THOUSANDS)

                                                                   Hawaii                                             Treasury
                                                                  Municipal                  Money                      Money
                                                                    Bond                     Market                     Market
                                                                    Fund                      Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at Cost                                           $161,113                  $202,628                   $     --
   Repurchase Agreements, at Cost                                       --                    16,200                    159,000
====================================================================================================================================
   Investments, at Value                                          $166,236                  $202,628                   $     --
   Repurchase Agreements, at Value                                      --                    16,200                    159,000
   Cash                                                                 --                        99                         45
   Interest Receivable                                               3,110                       176                         64
   Prepaid Expenses                                                      1                         2                          1
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                  169,347                   219,105                    159,110
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Income Distribution Payable                                         462                       688                        646
   Advisory Fees Payable                                                46                        47                         27
   Shareholder Servicing Fees Payable                                   14                        20                         13
   Administrative Fees Payable                                          10                        22                         16
   Distribution Fees Payable                                             7                        11                         --
   Chief Compliance Officer Fees Payable                                 2                         2                          2
   Accrued Expenses Payable                                             52                        59                         42
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                 593                       849                        746
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $168,754                  $218,256                   $158,364
------------------------------------------------------------------------------------------------------------------------------------
   Fund Shares (unlimited authorization -- no par value)          $163,317                  $218,278                   $158,421
   Undistributed Net Investment Income                                  58                        --                         --
   Accumulated Net Realized Gain (Loss) on Investments                 256                       (22)                       (57)
   Net Unrealized Appreciation on Investments                        5,123                        --                         --
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $168,754                  $218,256                   $158,364
====================================================================================================================================
Class I Shares:
   Net Assets                                                     $138,333                  $159,044                   $158,364
   Outstanding Shares of Beneficial Interest                        12,848                   159,069                    158,422
   Net Asset Value, Offering and Redemption Price Per Share
      (Net Assets / Shares Outstanding)                             $10.77                     $1.00                      $1.00
====================================================================================================================================
Class A Shares:
   Net Assets                                                      $30,421                   $59,212                         --
   Outstanding Shares of Beneficial Interest                         2,825                    59,212                         --
   Net Asset Value, Offering and Redemption Price Per Share
      (Net Assets / Shares Outstanding)                             $10.77                     $1.00                         --
====================================================================================================================================
   Maximum Offering Price Per Share -- Class A
      ($10.77 / 97.00%)                                             $11.10                        --                         --
====================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                   50

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                      STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                                           (IN THOUSANDS)

                                                                                              Large                      High
                                                                 Strategic                  Cap Core                     Grade
                                                                   Growth                    Equity                     Income
                                                                    Fund                      Fund*                      Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend Income                                                 $ 1,149                   $  816                    $    89
   Interest Income                                                      --                       --                      6,505
   Income from Securities Lending                                       --                        5                         40
   Foreign Taxes Withheld                                               (4)                      (2)                        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                           1,145                      819                      6,634
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                                           1,019                      359                        747
   Shareholder Servicing Fees                                          344                      121                        340
   Administrative Fees                                                 276                       97                        272
   Chief Compliance Officer Fees                                         1                       --                          1
   Transfer Agent Fees                                                  40                       23                         40
   Professional Fees                                                    40                       20                         39
   Printing Fees                                                        22                       10                         21
   Custody Fees                                                         14                        5                         14
   Trustees' Fees                                                       11                        2                         11
   Registration Fees                                                     3                       --                          4
   Miscellaneous Expenses                                               15                        2                         34
------------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                                 1,785                      639                      1,523
------------------------------------------------------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fees                                         --                      (16)                      (170)
        Shareholder Servicing Fees                                    (206)                     (73)                      (204)
        Administration Fees                                           (118)                     (41)                      (116)
------------------------------------------------------------------------------------------------------------------------------------
            Total Waivers                                             (324)                    (130)                      (490)
------------------------------------------------------------------------------------------------------------------------------------
      Total Net Expenses                                             1,461                      509                      1,033
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                       (316)                     310                      5,601
------------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments                              7,651                      300                       (681)
Change in Unrealized Appreciation
   (Depreciation) on Investments                                     5,124                    6,016                     (1,041)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                                                   12,775                    6,316                     (1,722)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations                   $12,459                   $6,626                    $ 3,879
====================================================================================================================================

* COMMENCED OPERATIONS ON MAY 3, 2006.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                     51               www.bishopstreetfunds.com

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                      STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                                           (IN THOUSANDS)

                                                                   Hawaii                                              Treasury
                                                                  Municipal                  Money                      Money
                                                                    Bond                     Market                     Market
                                                                    Fund                      Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                                                  $7,679                  $ 11,092                    $9,539
   Dividend Income                                                      63                        --                        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                           7,742                    11,092                     9,539
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                                             597                       658                       593
   Shareholder Servicing Fees                                          426                       549                       494
   Administrative Fees                                                 341                       439                       395
   Distribution Fees, Class A                                           78                       110                        --
   Chief Compliance Officer Fees                                         2                         2                         2
   Transfer Agent Fees                                                  66                        74                        45
   Professional Fees                                                    48                        64                        54
   Printing Fees                                                        26                        35                        30
   Custody Fees                                                         17                        24                        20
   Trustees' Fees                                                       14                        18                        18
   Registration Fees                                                     6                         7                         7
   Miscellaneous Expenses                                               46                        26                        64
------------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                                 1,667                     2,006                     1,722
------------------------------------------------------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fees                                       (174)                     (280)                     (389)
        Shareholder Servicing Fees                                    (256)                     (329)                     (296)
        Administration Fees                                           (221)                     (188)                     (169)
------------------------------------------------------------------------------------------------------------------------------------
            Total Waivers                                             (651)                     (797)                     (854)
------------------------------------------------------------------------------------------------------------------------------------
      Total Net Expenses                                             1,016                     1,209                       868
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                             6,726                     9,883                     8,671
------------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments                                842                         1                        (3)
Change in Unrealized Depreciation
   on Investments                                                     (354)                       --                        --
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                                                      488                         1                        (3)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations                    $7,214                   $ 9,884                    $8,668
====================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                   52

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                             FOR THE YEARS OR PERIOD ENDED DECEMBER 31,
                                                           (IN THOUSANDS)

                                                                           Strategic                     Large Cap Core
                                                                          Growth Fund                     Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2006              2005                     2006*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income (Loss)                                   $   (316)         $   (356)               $    310
   Net Realized Gain on Investments                                  7,651             3,839                     300
   Change in Unrealized Appreciation
     on Investments                                                  5,124             9,564                   6,016
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations                 12,459            13,047                   6,626
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                                     --                --                    (318)
   Capital Gains:
     Class I Shares                                                 (8,326)           (2,019)                     --
------------------------------------------------------------------------------------------------------------------------------------
        Total Dividends and Distributions                           (8,326)           (2,019)                   (318)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                                    32,077            46,780                 100,103
     Reinvestments of Cash Distributions                             5,766             1,500                     275
     Cost of Shares Redeemed                                       (22,388)          (15,135)                 (3,836)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
   From Capital Share Transactions                                  15,455            33,145                  96,542
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                     19,588            44,173                 102,850
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                                           123,341            79,168                      --
------------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                $142,929          $123,341                $102,850
====================================================================================================================================
Accumulated Net Investment Loss                                   $     (2)         $     (8)               $     --
====================================================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                                   2,180             3,544                  10,032
     Shares Issued in Lieu of Cash Distributions                       395               105                      27
     Shares Redeemed                                                (1,539)           (1,105)                   (375)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares Outstanding from
   Share Transactions                                                1,036             2,544                   9,684
====================================================================================================================================

* COMMENCED OPERATIONS ON MAY 3, 2006.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                     53               www.bishopstreetfunds.com

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                    FOR YEARS ENDED DECEMBER 31,
                                                           (IN THOUSANDS)

                                                                  High Grade                               Hawaii Municipal
                                                                 Income Fund                                  Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                         2006                 2005                    2006              2005
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                               $  5,601             $  5,507                $  6,726          $  7,003
   Net Realized Gain (Loss) on Investments                 (681)                 880                     842             1,417
   Change in Unrealized Depreciation on Investments      (1,041)              (3,598)                   (354)           (4,087)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations       3,879                2,789                   7,214             4,333
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                      (5,603)              (5,502)                 (5,556)           (5,833)
     Class A Shares                                          --                   (3)                 (1,160)           (1,167)
   Capital Gains:
     Class I Shares                                          --               (1,158)                   (486)           (1,183)
     Class A Shares                                          --                   --                    (107)             (252)
------------------------------------------------------------------------------------------------------------------------------------
         Total Dividends and Distributions               (5,603)              (6,663)                 (7,309)           (8,435)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                         21,382               18,810                  18,308            18,692
     Reinvestments of Cash Distributions                  3,249                3,659                     838             1,160
     Proceeds from Shares Issued in Connection
       with Conversion from Class A Shares(1)                --                  310                      --                --
     Cost of Shares Redeemed                            (22,898)             (34,634)                (25,935)          (19,845)
------------------------------------------------------------------------------------------------------------------------------------
         Total Class I Capital Share Transactions         1,733              (11,855)                 (6,789)                7
------------------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                             --                   96                   1,111             2,724
     Reinvestments of Cash Distributions                     --                    1                     543               652
     Value of Shares Liquidated in Connection
       with Conversion to Class I Shares(1)                  --                 (310)                     --                --
     Cost of Shares Redeemed                                 --                  (14)                 (2,744)           (1,612)
------------------------------------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions            --                 (227)                 (1,090)            1,764
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             1,733              (12,082)                 (7,879)            1,771
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                    9              (15,956)                 (7,974)           (2,331)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                  141,439              157,395                 176,728           179,059
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                       $141,448             $141,439                $168,754          $176,728
====================================================================================================================================
Undistributed Net Investment Income                    $      3             $      9                $     58          $     48
====================================================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                        2,158                1,834                   1,709             1,710
     Shares Issued in Lieu of Cash Distributions            328                  358                      78               107
     Shares Issued in Connection with Conversion
       from Class A Shares(1)                                --                   30                      --                --
     Shares Redeemed                                     (2,320)              (3,370)                 (2,425)           (1,813)
------------------------------------------------------------------------------------------------------------------------------------
         Total Class I Share Transactions                   166               (1,148)                   (638)                4
------------------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Shares Issued                                           --                   10                     104               249
     Shares Issued in Lieu of Cash Distributions             --                   --                      51                60
     Value of Shares Liquidated in Connection
       with Conversion to Class I Shares(1)                  --                  (30)                     --                --
     Shares Redeemed                                         --                   (2)                   (256)             (149)
------------------------------------------------------------------------------------------------------------------------------------
         Total Class A Share Transactions                    --                  (22)                   (101)              160
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding
   from Share Transactions                                  166               (1,170)                   (739)              164
====================================================================================================================================

(1) ON APRIL 29, 2005, CLASS A SHARES OF THE BISHOP STREET HIGH GRADE INCOME FUND WERE CONVERTED TO CLASS I SHARES. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                   54

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                    FOR YEARS ENDED DECEMBER 31,
                                                           (IN THOUSANDS)

                                                                 Money Market                             Treasury Money
                                                                     Fund                                   Market Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                          2006                2005                    2006              2005
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                              $   9,883            $   5,595                $  8,671         $   6,168
   Net Realized Gain (Loss) on Investments                    1                   (1)                     (3)               (7)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations       9,884                5,594                   8,668             6,161
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                      (7,975)              (4,936)                 (8,671)           (6,178)
     Class A Shares                                      (1,904)                (663)                     --                 --
------------------------------------------------------------------------------------------------------------------------------------
        Total Dividends                                  (9,879)              (5,599)                 (8,671)           (6,178)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I Shares:
     Proceeds from Shares Issued                        434,439              456,536                 410,744           554,900
     Reinvestments of Cash Distributions                    284                  192                      17                13
     Cost of Shares Redeemed                           (446,137)            (454,204)               (476,008)         (539,435)
------------------------------------------------------------------------------------------------------------------------------------
        Total Class I Capital Share Transactions        (11,414)               2,524                 (65,247)           15,478
------------------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                        164,007              157,534                      --                --
     Reinvestments of Cash Distributions                  1,905                  646                      --                --
     Cost of Shares Redeemed                           (142,232)            (140,448)                     --                --
------------------------------------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions         23,680               17,732                      --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                       12,266               20,256                 (65,247)           15,478
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets               12,271               20,251                 (65,250)           15,461
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                  205,985              185,734                 223,614           208,153
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                      $ 218,256            $ 205,985               $ 158,364         $ 223,614
====================================================================================================================================
Distributions in Excess of Net Investment Income      $      --            $      (4)              $      --         $      --
====================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                     55               www.bishopstreetfunds.com

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,



                                          DIVIDENDS AND
                                       INVESTMENT ACTIVITIES                              DISTRIBUTIONS FROM
                                  -------------------------------                     ---------------------------
                                                                         TOTAL
                     NET ASSET                      NET REALIZED       INVESTMENT                                         TOTAL
                      VALUE,           NET         AND UNREALIZED      ACTIVITIES         NET                           DIVIDENDS
                     BEGINNING     INVESTMENT      GAIN (LOSS) ON         FROM         INVESTMENT       CAPITAL            AND
                     OF PERIOD    INCOME (LOSS)      INVESTMENTS       OPERATIONS        INCOME          GAINS        DISTRIBUTIONS
                    ----------    -------------    --------------     ------------    ------------    ----------     --------------
---------------------
STRATEGIC GROWTH FUND
---------------------
CLASS I SHARES:
2006(1)               $14.35         $(0.03)          $ 1.41             $ 1.38          $   --         $(0.89)          $(0.89)
2005(1)                13.08          (0.05)            1.56               1.51              --          (0.24)           (0.24)
2004(1)                11.93          (0.05)            1.20               1.15              --             --               --
2003(1)                 8.64          (0.06)            3.35               3.29              --             --               --
2002(2)                10.00          (0.03)           (1.33)             (1.36)             --             --               --
--------------------------
LARGE CAP CORE EQUITY FUND
--------------------------
CLASS I SHARES:
2006(1)(3)            $10.00         $ 0.04           $ 0.62             $ 0.66          $(0.04)        $   --           $(0.04)
----------------------
HIGH GRADE INCOME FUND
----------------------
CLASS I SHARES:
2006(1)               $10.06         $ 0.41           $(0.12)            $ 0.29          $(0.41)        $   --           $(0.41)
2005(1)                10.33           0.39            (0.19)              0.20           (0.39)         (0.08)           (0.47)
2004(1)                10.40           0.38            (0.03)              0.35           (0.38)         (0.04)           (0.42)
2003(1)                10.67           0.42            (0.07)              0.35           (0.42)         (0.20)           (0.62)
2002                   10.00           0.46             0.67               1.13           (0.46)            --            (0.46)
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
CLASS I SHARES:
2006(1)               $10.77         $ 0.43           $ 0.04             $ 0.47          $(0.43)        $(0.04)          $(0.47)
2005(1)                11.02           0.43            (0.16)              0.27           (0.43)         (0.09)           (0.52)
2004(1)                11.21           0.44            (0.07)              0.37           (0.44)         (0.12)           (0.56)
2003(1)                11.20           0.45             0.13               0.58           (0.45)         (0.12)           (0.57)
2002                   10.66           0.47             0.57               1.04           (0.46)         (0.04)           (0.50)

CLASS A SHARES:
2006(1)               $10.77         $ 0.40           $ 0.04             $ 0.44          $(0.40)        $(0.04)          $(0.44)
2005(1)                11.02           0.41            (0.16)              0.25           (0.41)         (0.09)           (0.50)
2004(1)                11.21           0.41            (0.07)              0.34           (0.41)         (0.12)           (0.53)
2003(1)                11.20           0.42             0.13               0.55           (0.42)         (0.12)           (0.54)
2002                   10.66           0.44             0.58               1.02           (0.44)         (0.04)           (0.48)

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.
 *  ANNUALIZED
(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JULY 1, 2002.
(3) COMMENCED OPERATIONS ON MAY 3, 2006.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


Bishop Street Funds                   56


------------------------------------------------------------------------------------------------------------------------------------


                                                                  RATIO OF      RATIO OF EXPENSES    RATIO OF NET
                    NET ASSET                   NET ASSETS,      EXPENSES TO        TO AVERAGE        INVESTMENT
                      VALUE,                      END OF           AVERAGE          NET ASSETS       INCOME (LOSS)    PORTFOLIO
                      END OF        TOTAL         PERIOD             NET          EXCLUDING FEE       TO AVERAGE      TURNOVER
                      PERIOD       RETURN+        (000)            ASSETS            WAIVERS          NET ASSETS        RATE
                    ----------     ------      ------------     ------------      -------------     --------------    --------
---------------------
STRATEGIC GROWTH FUND
---------------------
CLASS I SHARES:
2006(1)               $14.84         9.78%       $142,929           1.06%             1.30%             (0.23)%          53%
2005(1)                14.35        11.52         123,341           1.07              1.31              (0.35)           55
2004(1)                13.08         9.64          79,168           1.05              1.29              (0.38)           59
2003(1)                11.93        38.08          46,845           1.17              1.41              (0.57)           59
2002(2)                 8.64       (13.60)         19,899           1.25*             1.67*             (0.61)*          50
--------------------------
LARGE CAP CORE EQUITY FUND
--------------------------
CLASS I SHARES:
2006(1)(3)            $10.62         6.63%       $102,850           1.05%*            1.32%*             0.64%*          51%
----------------------
HIGH GRADE INCOME FUND
----------------------
CLASS I SHARES:
2006(1)               $ 9.94         2.96%       $141,448           0.76%             1.12%              4.12%           41%
2005(1)                10.06         2.00         141,439           0.76              1.13               3.82            45
2004(1)                10.33         3.41         157,170           0.76              1.11               3.68            45
2003(1)                10.40         3.31         134,845           0.76              1.10               3.91            48
2002                   10.67        11.54         138,516           0.76              1.09               4.45            19
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
CLASS I SHARES:
2006(1)               $10.77         4.42%       $138,333           0.55%             0.93%              3.99%           47%
2005(1)                10.77         2.51         145,213           0.55              0.93               3.97            41
2004(1)                11.02         3.36         148,575           0.55              0.92               3.97            40
2003(1)                11.21         5.27         150,373           0.45              0.91               4.01            38
2002                   11.20        10.02         150,287           0.45              0.89               4.23            26

CLASS A SHARES:
2006(1)               $10.77         4.16%       $ 30,421           0.80%             1.18%              3.74%           47%
2005(1)                10.77         2.25          31,515           0.80              1.18               3.72            41
2004(1)                11.02         3.10          30,484           0.80              1.17               3.72            40
2003(1)                11.21         5.01          30,975           0.70              1.16               3.76            38
2002                   11.20         9.75          33,456           0.70              1.14               3.98            26

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2006                     57               www.bishopstreetfunds.com

Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31,


                                        INVESTMENT ACTIVITIES
                                 ----------------------------------
                                                                          TOTAL           DIVIDENDS
                    NET ASSET                      NET REALIZED         INVESTMENT          FROM
                      VALUE,           NET        AND UNREALIZED        ACTIVITIES           NET
                    BEGINNING      INVESTMENT     GAIN (LOSS) ON           FROM          INVESTMENT         TOTAL
                     OF YEAR         INCOME         INVESTMENTS         OPERATIONS         INCOME         DIVIDENDS
                    ----------     ----------     --------------       ------------      ----------    --------------
-----------------
MONEY MARKET FUND
-----------------
CLASS I SHARES:
2006(1)               $1.00          $ 0.05           $  --              $ 0.05            $(0.05)         $(0.05)
2005(1)                1.00            0.03              --                0.03             (0.03)          (0.03)
2004(1)                1.00            0.01              --                0.01             (0.01)          (0.01)
2003(1)                1.00            0.01              --                0.01             (0.01)          (0.01)
2002                   1.00            0.01              --                0.01             (0.01)          (0.01)

CLASS A SHARES:
2006(1)               $1.00          $ 0.04           $  --              $ 0.04            $(0.04)         $(0.04)
2005(1)                1.00            0.03              --                0.03             (0.03)          (0.03)
2004(1)                1.00            0.01              --                0.01             (0.01)          (0.01)
2003(1)                1.00            0.01              --                0.01             (0.01)          (0.01)
2002                   1.00            0.01              --                0.01             (0.01)          (0.01)
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
CLASS I SHARES:
2006(1)               $1.00          $ 0.04           $  --              $ 0.04            $(0.04)         $(0.04)
2005(1)                1.00            0.03              --                0.03             (0.03)          (0.03)
2004(1)                1.00            0.01              --                0.01             (0.01)          (0.01)
2003(1)                1.00            0.01              --                0.01             (0.01)          (0.01)
2002                   1.00            0.01              --                0.01             (0.01)          (0.01)

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.
(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


Bishop Street Funds                   58


------------------------------------------------------------------------------------------------------------------------------------




                                                                        RATIO OF      RATIO OF EXPENSES      RATIO OF NET
                    NET ASSET                       NET ASSETS,        EXPENSES TO       TO AVERAGE           INVESTMENT
                      VALUE,                          END OF             AVERAGE         NET ASSETS             INCOME
                      END OF          TOTAL            YEAR                NET          EXCLUDING FEE         TO AVERAGE
                       YEAR          RETURN+          (000)              ASSETS            WAIVERS            NET ASSETS
                    ----------     ----------      ------------       ------------    -----------------    ----------------
-----------------
MONEY MARKET FUND
-----------------
CLASS I SHARES:
2006(1)               $1.00           4.63%          $159,044             0.50%             0.86%                4.55%
2005(1)                1.00           2.78            170,455             0.50              0.87                 2.73
2004(1)                1.00           0.92            167,910             0.50              0.84                 0.90
2003(1)                1.00           0.76            182,166             0.50              0.83                 0.76
2002                   1.00           1.34            238,498             0.50              0.81                 1.33

CLASS A SHARES:
2006(1)               $1.00           4.37%          $ 59,212             0.75%             1.11%                4.33%
2005(1)                1.00           2.53             35,530             0.75              1.12                 2.60
2004(1)                1.00           0.67             17,824             0.75              1.09                 0.65
2003(1)                1.00           0.50             17,440             0.75              1.08                 0.41
2002                   1.00           1.08                188             0.75              1.06                 1.10
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
CLASS I SHARES:
2006(1)               $1.00           4.51%          $158,364             0.44%             0.87%                4.39%
2005(1)                1.00           2.62            223,614             0.44              0.87                 2.61
2004(1)                1.00           0.91            208,153             0.44              0.84                 0.89
2003(1)                1.00           0.74            270,365             0.44              0.83                 0.75
2002                   1.00           1.29            331,678             0.44              0.83                 1.28

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2006                     59               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION
   The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of six funds (each a Fund, collectively the "Funds") which includes the Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
   The Funds' investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.


Bishop Street Funds                  60

--------------------------------------------------------------------------------

   Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Funds' Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The Strategic Growth, Large Cap Core Equity, High Grade Income and Hawaii Municipal Bond Funds use the scientific interest method, which approximates the effective interest method. The Money Market and Treasury Money Market Funds use the straight line method.

REPURCHASE AGREEMENTS
   Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements are repurchased. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of repurchase agreements and procedures adopted by the Adviser (as defined in Note 3) monitor that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.


December 31, 2006                     61               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


CLASSES
   Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds. The Strategic Growth and Large Cap Core Equity Funds declare and pay dividends from any net investment income, if available, on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

ILLIQUID SECURITIES
   Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At December 31, 2006, there were no illiquid securities held by the Funds.

CASH OVERDRAFT CHARGES
   Per the terms of an informal agreement with Union Bank of California, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of 110% of the current Fed funds rate. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations.

3. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT
   Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"), a registered adviser and wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Large Cap Core Equity Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Money Market and Treasury Money Market Funds (collectively, the "Money Market Funds"). The Adviser has voluntarily agreed to waive a portion of its advisory feeto the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The voluntary expense limitations are as follows:


Bishop Street Funds                   62

--------------------------------------------------------------------------------

Strategic Growth Fund (Class I) 1.25%, Large Cap Core Equity Fund (Class I) 1.05%, High Grade Income Fund (Class I) 0.76%, Hawaii Municipal Bond Fund (Class
I) 0.55%,  Hawaii Municipal Bond Fund (Class A) 0.80%,  Money Market Fund (Class
I) 0.50%, Money Market Fund (Class A) 0.75% and Treasury Money Market Fund (Class I) 0.44%.
   BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.
   Fischer, Francis, Trees & Watts ("FFTW") serves as the investment sub-adviser for the Money Market Funds, pursuant to a sub-adviser agreement dated December 15, 2006 as approved by shareholders on December 15, 2006. FFTW is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.
   Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Global Funds Services ("GFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds. GFS has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
   SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan (the "Plan") on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.


December 31, 2006                     63               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

   The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each Fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.
   Certain ministerial officers of the Trust are also ministerial officers of the Administrator. Such officers are paid no fees by the Trust.

5. SECURITIES LENDING
   Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33(1)/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans ofportfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Securities lending on the Statements of Operations is net of commissions to the security lending agent.


Bishop Street Funds                   64

--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS
   The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments for the year ended December 31, 2006 are presented below for the Funds.

                        Strategic        Large       High Grade      Hawaii
                         Growth        Cap Core        Income       Municipal
                          Fund        Equity Fund       Fund        Bond Fund
                          (000)          (000)          (000)         (000)
                       ----------     ------------   ----------     ----------
Purchases
  U.S.
    Government
    Securities          $    --        $     --        $28,344       $    --
  Other                  79,457         133,683         24,487        77,403

Sales and Maturities
  U.S.
    Government
    Securities          $    --        $     --        $28,086       $    --
  Other                  72,516          38,380         22,692        86,308

7. FEDERAL TAX INFORMATION
   It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.


December 31, 2006                     65               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


   Accordingly, the following permanent differences, primarily attributable to paydown gains and losses and reclassification of distributions have been reclassified:
                                       Undistributed        Accumulated
                                       Net Investment       Net Realized
                                       Income (Loss)         Gain (Loss)
                                           (000)               (000)
                                       -------------        -----------
Strategic Growth Fund                      $322                $(322)
Large Cap Core Equity Fund                    8                   (8)
High Grade Income Fund                       (4)                   4

   Theses reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared during the years ended December 31, 2006 and December 31, 2005 were as follows:

                      Ordinary       Tax Exempt       Long-Term
                       Income          Income        Capital Gain       Total
                        (000)           (000)           (000)           (000)
                      --------       ----------      ------------      -------
Strategic Growth
   Fund
   2006               $   93          $   --            $8,233         $8,326
   2005                   --              --             2,019          2,019
Large Cap Core
   Equity Fund
   2006               $  318          $   --            $   --         $  318
High Grade Income
   Fund
   2006               $5,603          $   --            $   --         $5,603
   2005                6,284              --               379          6,663
Hawaii Municipal
   Bond Fund
   2006               $   67          $6,717            $  525         $7,309
   2005                   24           7,000             1,411          8,435
Money Market Fund
   2006               $9,879          $   --            $   --         $9,879
   2005                5,599              --                --          5,599
Treasury Money
   Market Fund
   2006               $8,671          $   --            $   --         $8,671
   2005                6,178              --                --          6,178


Bishop Street Funds                   66

--------------------------------------------------------------------------------


   As  of  December  31,  2006,   the  components  of   Distributable   Earnings
(Accumulated Losses) on a tax basis were as follows:

                                       Large Cap                                                         Treasury
                        Strategic         Core          High Grade         Hawaii          Money           Money
                         Growth          Equity           Income         Municipal        Market           Market
                          Fund            Fund             Fund          Bond Fund         Fund            Fund
                          (000)           (000)            (000)            (000)          (000)           (000)
                       ----------      ----------       ----------       ----------      ----------      ----------
Undistributed net
  investment income      $    --         $  410            $ 492           $  132          $ 930           $ 647
Undistributed tax
  exempt income               --             --               --              557             --              --
Undistributed
  long-term
  capital gain               862             --               --              127             --              --
Capital loss
  carryforwards               --             --             (642)              --            (22)            (57)
Post-October losses           --             --              (83)              --             --              --
Other temporary
  differences                 (1)            --             (489)            (556)          (930)           (647)
Unrealized
  appreciation
  (depreciation)          28,164          5,898             (229)           5,177             --              --
                         -------         ------            -----           ------          -----           -----
Total Distributable
  Earnings
  (Accumulated
  Losses)                $29,025         $6,308            $(951)          $5,437          $ (22)          $ (57)
                         =======         ======            =====           ======          =====           =====

   Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.


December 31, 2006                     67               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

   For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

                    High                                Treasury
                    Grade               Money            Money
                   Income               Market           Market
                    Fund                Fund             Fund
                    (000)               (000)            (000)
                  ----------          ----------       ----------
Dec. 2008            $ --                 $ 1              $--
Dec. 2009              --                  18               --
Dec. 2012              --                  --               27
Dec. 2013              --                   3               27
Dec. 2014             642                  --                3
                     ----                 ---              ---
Total                $642                 $22              $57
                     ====                 ===              ===

   During the year ended December 31, 2006, the Money Market Fund utilized capital loss carryforwards of $838 to offset realized capital gains.

   The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Large Cap Core Equity, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2006 were as follows:

                                 Strategic         Large Cap         High Grade         Hawaii
                                  Growth             Core              Income          Municipal
                                   Fund           Equity Fund           Fund           Bond Fund
                                   (000)             (000)              (000)            (000)
                               ------------     ---------------     ------------      -----------
Federal Tax Cost                 $114,451           $103,756           $169,454         $161,059
                                 --------           --------           --------         --------
Gross
  Unrealized
  Appreciation                     29,118              7,880              1,563            5,256
Gross
  Unrealized
  Depreciation                       (954)            (1,982)            (1,792)             (79)
                                 --------           --------           --------         --------
Net
  Unrealized
  Appreciation
  (Depreciation)                 $ 28,164           $  5,898            $  (229)        $  5,177
                                 ========           ========            =======         ========


Bishop Street Funds                   68

--------------------------------------------------------------------------------

8. RISKS
   The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state.
   In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
   As of December 31, 2006, the Treasury Money Market Fund was invested in two repurchase agreements. This results in a concentration risk at the counterparties because of the high concentration in these investments. If one of the counterparties were to default and the value of the collateral decline, the Fund would be negatively impacted. Collateral for repurchase agreements is held by the Custodian and monitored to be sure the market value of the collateral is sufficient in the event of default by the counterparty, thus mitigating the risk.

9. OTHER
   At December 31, 2006, the percentage of total shares outstanding held by shareholders for each Fund, which comprised an omnibus account that was held on behalf of several individual shareholders, was as follows:

                                                  Number of     % of Outstanding
                                                 Shareholders        Shares
                                                --------------  ----------------
Strategic Growth Fund, Class I Shares                 2               91.71%
Large Cap Core Equity Fund, Class I Shares            2               93.61
High Grade Income Fund, Class I Shares                2               88.11
Hawaii Municipal Bond Fund, Class I Shares            1               83.88
Hawaii Municipal Bond Fund, Class A Shares            1               13.43
Money Market Fund, Class I Shares                     1               95.90
Money Market Fund, Class A Shares                     1               99.96
Treasury Money Market Fund, Class I Shares            1               99.81

10. NEW ACCOUNTING PRONOUNCEMENTS
   On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds tax returns to


December 31, 2006                     69               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds will not be required to adopt FIN 48 until June 29, 2007 (the last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006) and the impact of FIN 48 will then be reflected in the Fund's semi-annual financial statements contained in their Form N-CSR filing. As of December 31, 2006, the Funds have not completed their evaluation of the impact, if any, that will result from the adoption of FIN 48.

   In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statements of Changes in net assets for a fiscal period.


Bishop Street Funds                   70

Bishop Street Funds
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Bishop Street Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and Treasury Money Market Fund (constituting Bishop Street Funds, hereafter referred to as the "Funds") at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for the Large Cap Core Equity Fund for which the results of operations, the changes in net assets and the financial highlights are for the period May 3, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2007


December 31, 2006                     71               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

O ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

O HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.


Bishop Street Funds                   72

------------------------------------------------------------------------------------------

                                        Beginning       Ending                    Expenses
                                         Account        Account     Annualized      Paid
                                          Value         Value         Expense      During
                                          7/1/06       12/31/06       Ratios       Period*
------------------------------------------------------------------------------------------
STRATEGIC GROWTH FUND -- CLASS I
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,117.20        1.05%       $5.60
   HYPOTHETICAL 5% RETURN                1,000.00      1,019.91        1.05         5.35
------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND -- CLASS I
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,105.30        1.05%       $5.57
   HYPOTHETICAL 5% RETURN                1,000.00      1,019.91        1.05         5.35
------------------------------------------------------------------------------------------
HIGH GRADE INCOME FUND -- CLASS I
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,044.30        0.76%       $3.92
   HYPOTHETICAL 5% RETURN                1,000.00      1,021.37        0.76         3.87
------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND -- CLASS I
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,045.90        0.55%       $2.84
   HYPOTHETICAL 5% RETURN                1,000.00      1,022.43        0.55         2.80
------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND -- CLASS A
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,044.60        0.80%       $4.12
   HYPOTHETICAL 5% RETURN                1,000.00      1,021.17        0.80         4.08
------------------------------------------------------------------------------------------
MONEY MARKET FUND -- CLASS I
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,024.70        0.50%       $2.55
   HYPOTHETICAL 5% RETURN                1,000.00      1,022.68        0.50         2.55
------------------------------------------------------------------------------------------
MONEY MARKET FUND -- CLASS A
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,023.40        0.75%       $3.83
   HYPOTHETICAL 5% RETURN                1,000.00      1,021.42        0.75         3.82
------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND -- CLASS I
------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                   $1,000.00     $1,024.50        0.44%       $2.25
   HYPOTHETICAL 5% RETURN                1,000.00      1,022.99        0.44         2.24
------------------------------------------------------------------------------------------

 * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


December 31, 2006                     73               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)


     For shareholders that do not have a December 31, 2006 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice.


                                 (A)                  (B)
                              LONG TERM            ORDINARY              (C)
                            CAPITAL GAINS           INCOME               TAX
                            DISTRIBUTIONS        DISTRIBUTIONS         EXEMPT
FUND                         (TAX BASIS)          (TAX BASIS)         INTEREST
------                      --------------      --------------        --------
Strategic Growth                 99%                   1%                0%
Large Cap Core Equity             0%                 100%                0%
High Grade Income                 0%                 100%                0%
Hawaii Municipal Bond             7%                   1%               92%
Money Market                      0%                 100%                0%
Treasury Money Market             0%                 100%                0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS.
(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS REQUIRED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.
(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.


Bishop Street Funds                   74

--------------------------------------------------------------------------------



     For the fiscal year ended December 31, 2006, each Fund has designated the following items with regard to distributions paid during the year:


                      (E)
                   DIVIDENDS
                  QUALIFYING
      (D)            FOR                                                           (I)
    (A+B+C)        CORPORATE           (F)            (G)            (H)        QUALIFIED
     TOTAL         DIVIDENDS        QUALIFYING        U.S.        QUALIFIED    SHORT-TERM
 DISTRIBUTIONS    RECEIVABLE         DIVIDEND      GOVERNMENT     INTEREST       CAPITAL
  (TAX BASIS)     DEDUCTION(1)        INCOME(2)    INTEREST (3)   INCOME (4)     GAIN (5)
 ------------     ------------     ------------    ------------   ----------   ----------
     100%             100%            100%             0%              0%          100%
     100%              78%             76%             0%              0%          100%
     100%               0%              0%            27%             98%            0%
     100%               0%              0%             0%             99%          100%
     100%               0%              0%             3%            100%            0%
     100%               0%              0%            35%            100%            0%

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS A PERCENTAGE OF NET INVESTMENT INCOME THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.
(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.
* ITEMS (A), (B) AND (C) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.


December 31, 2006                     75               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term




                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
    NAME, ADDRESS,                   HELD WITH                      LENGTH OF
         AGE(1)                      THE TRUST                    TIME SERVED(2)
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER                     Chairman                     (Since 1998)
60 yrs. old                        of the Board
                                    of Trustees
















--------------------------------------------------------------------------------
WILLIAM M. DORAN                      Trustee                     (Since 2006)
1701 Market Street
Philadelphia, PA 19103
66 yrs. old













--------------------------------------------------------------------------------



Bishop Street Funds                   76
is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of February 1, 2007.

                                                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                     PORTFOLIOS
                                                     IN BISHOP
                                                    STREET FUNDS
    PRINCIPAL OCCUPATION(S)                         OVERSEEN BY              OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS                           BOARD MEMBER            HELD BY BOARD MEMBER(3)
--------------------------------------------------------------------------------------------------------------





SEI employee 1974-present. Currently                     6           Trustee of The Advisors' Inner Circle
performs various services on behalf of                               Fund, The Advisors' Inner Circle
SEI Investments for which Mr. Nesher                                 Fund II, SEI Asset Allocation Trust,
is compensated. Executive Vice President                             SEI Daily Income Trust, SEI Index
of SEI Investments, 1986-1994. Director                              Funds, SEI Institutional International
and Executive Vice President of the                                  Trust, SEI Institutional Investments
Administrator and the Distributor,                                   Trust, SEI Institutional Managed Trust,
1981-1994.                                                           SEI Liquid Asset Trust, SEI Tax Exempt
                                                                     Trust, SEI Opportunity Master Fund,
                                                                     L.P., SEI Opportunity Fund, L.P., SEI
                                                                     Global Master Fund, PLC, SEI Global
                                                                     Assets Fund, PLC, SEI Global
                                                                     Investments Fund, PLC, SEI Investments
                                                                     Global, Limited, SEI
                                                                     Investments-Global Fund Services,
                                                                     Limited, SEI Investments (Europe)
                                                                     Ltd., SEI Investments-Unit Trust
                                                                     Management (UK) Limited, and
                                                                     SEI Global Nominee Ltd.
--------------------------------------------------------------------------------------------------------------
Self-employed consultant since 2003. Partner,            6           Director of SEI Investments Company
Morgan, Lewis & Bockius LLP (law firm)                               and SEI Investments Distribution Co.,
from 1976-2003, counsel to the Trust,                                SEI Investments-Global Fund Services,
SEI Investments, the Administrator and the                           Limited, SEI Investments Global
Distributor. Director of SEI Investments since                       Limited, SEI Investments (Europe),
1974; Secretary of SEI Investments since 1978.                       Limited, SEI Investments (Asia)
                                                                     Limited, SEI Asset Korea Co., Ltd.,
                                                                     Trustee of The Advisors' Inner Circle
                                                                     Fund, The Advisors' Inner Circle
                                                                     Fund II, SEI Investments, SEI Asset
                                                                     Allocation Trust, SEI Daily Income
                                                                     Trust, SEI Index Funds, SEI Institutional
                                                                     International Trust, SEI Institutional
                                                                     Investments Trust, SEI Institutional
                                                                     Managed Trust, SEI Liquid Asset Trust
                                                                     and SEI Tax Exempt Trust.
--------------------------------------------------------------------------------------------------------------


December 31, 2006                     77               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------



                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
    NAME, ADDRESS,                   HELD WITH                      LENGTH OF
        AGE(1)                       THE TRUST                    TIME SERVED(2)
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

EUGENE B. PETERS                      Trustee                      (Since 2006)
77 yrs. old







--------------------------------------------------------------------------------
JAMES M. STOREY                       Trustee                      (Since 2006)
75 yrs. old







--------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.              Trustee                      (Since 2006)
64 yrs. old











--------------------------------------------------------------------------------
BETTY L. KRIKORIAN                   Trustee                      (Since 2006)
64 yrs. old


--------------------------------------------------------------------------------


Bishop Street Funds                   78



                                                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                    IN BISHOP
                                                   STREET FUNDS
        PRINCIPAL OCCUPATION(S)                     OVERSEEN BY              OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                        BOARD MEMBER            HELD BY BOARD MEMBER3
-------------------------------------------------------------------------------------------------------------




Private investor from 1987 to present.                   6           Trustee of The Advisors' Inner Circle
Vice President and Chief Financial                                   Fund and The Advisors' Inner Circle
Officer, Western Company of North                                    Fund II.
America (petroleum service company),
1980-1986. President of Gene Peters
and Associates (import company),
1978-1980. President and Chief
Executive Officer of Jos. Schlitz
Brewing Company before 1978.
-------------------------------------------------------------------------------------------------------------
Attorney, Solo Practitioner since                        6           Trustee of The Advisors' Inner Circle
1994. Partner, Dechert (law firm),                                   Fund, The Advisors' Inner Circle
September 1987-December 1993.                                        Fund II, SEI Asset Allocation Trust,
                                                                     SEI Daily Income Trust, SEI Index
                                                                     Funds, SEI Institutional International
                                                                     Trust, SEI Institutional Investments
                                                                     Trust, SEI Institutional Managed Trust,
                                                                     SEI Liquid Asset Trust, SEI Tax Exempt
                                                                     Trust and U.S. Charitable Gift Trust.
-------------------------------------------------------------------------------------------------------------
Chief Executive Officer, Newfound                        6           Trustee, State Street Navigator
Consultants, Inc. since April 1997.                                  Securities Lending Trust, since 1995.
General Partner, Teton Partners, L.P.,                               Trustee of The Fulcrum Trust. Trustee
June 1991-December 1996; Chief                                       of The Advisors' Inner Circle Fund,
Financial Officer, Nobel Partners,                                   The Advisors' Inner Circle Fund II,
L.P., March 1991-December 1996;                                      SEI Asset Allocation Trust, SEI Daily
Treasurer and Clerk, Peak Asset                                      Income Trust, SEI Index Funds, SEI
Management, Inc., since 1991.                                        Institutional International Trust,
                                                                     SEI Institutional Investments Trust,
                                                                     SEI Institutional Managed Trust, SEI
                                                                     Liquid Asset Trust, SEI Tax Exempt
                                                                     Trust, SEI Opportunity Master Fund,
                                                                     L.P. and SEI Opportunity Fund, L.P.
-------------------------------------------------------------------------------------------------------------
Self-Employed Legal and Financial                        6           Trustee of The Advisors' Inner Circle
Services Consultant since 2003. State                                Fund and The Advisors' Inner Circle
Street Bank Global Securities and                                    Fund II.
Cash Operations from 1995 to 2003.
-------------------------------------------------------------------------------------------------------------


December 31, 2006                     79               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


                                                                     TERM OF
                                    POSITION(S)                     OFFICE AND
    NAME, ADDRESS,                   HELD WITH                      LENGTH OF
         AGE(1)                      THE TRUST                    TIME SERVED(2)
--------------------------------------------------------------------------------
INDEPENDENT BOARD
MEMBERS (CONTINUED)
-------------------

CHARLES E. CARLBOM                    Trustee                     (Since 2006)
72 yrs. old


--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                   Trustee                    (Since 2006)
64 yrs. old


--------------------------------------------------------------------------------
OFFICERS
--------

JAMES F. VOLK, CPA                   President                   (Since 2006)
44 yrs. old




--------------------------------------------------------------------------------
MICHAEL LAWSON                      Controller                   (Since 2005)
46 yrs. old                         and Chief
                                Financial Officer


--------------------------------------------------------------------------------
RUSSELL EMERY                   Chief Compliance                 (Since 2006)
44 yrs. old                          Officer



--------------------------------------------------------------------------------
JAMES NDIAYE                     Vice President                  (Since 2005)
38 yrs. old                      and Secretary






--------------------------------------------------------------------------------


Bishop Street Funds                   80





                                                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                     PORTFOLIOS
                                                     IN BISHOP
                                                    STREET FUNDS
         PRINCIPAL OCCUPATION(S)                    OVERSEEN BY             OTHER DIRECTORSHIPS
          DURING PAST 5 YEARS                       BOARD MEMBER           HELD BY BOARD MEMBER(3)
-------------------------------------------------------------------------------------------------------------
Self-Employed Business Consultant,                       6           Director, Crown Pacific, Inc. and
Business Project Inc. since 1997. CEO                                Trustee of The Advisors' Inner Circle
and President, United Grocers Inc.                                   Fund and The Advisors' Inner Circle
from 1997 to 2000.                                                   Fund II.
-------------------------------------------------------------------------------------------------------------
Retired.                                                 6           Director, Federal Agricultural Mortgage
                                                                     Corporation. Trustee of The Advisors'
                                                                     Inner Circle Fund and The Advisors'
                                                                     Inner Circle Fund II.
-------------------------------------------------------------------------------------------------------------
Senior Operations Officer, SEI Investments,             N/A                        N/A
Fund Accounting and Administration
(1996-present); Assistant Chief Accountant
for the U.S. Securities and Exchange
Commission's Division of Investment
Management (1993-1996).
-------------------------------------------------------------------------------------------------------------
Director, SEI Investments, Fund                         N/A                        N/A
Accounting  since July 2005. Manager,
SEI Investments AVP from April 1995
to February 1998 and November 1998
to July 2005.
-------------------------------------------------------------------------------------------------------------
Director of Investment Product Management               N/A                        N/A
and Development at SEI Investments
since February 2003. Senior Investment
Analyst, Equity team at SEI Investments
from March 2000 to February 2003.
-------------------------------------------------------------------------------------------------------------
Employed by SEI Investments Company                     N/A                        N/A
since 2004. Vice President, Deutsche
Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius LLP
from 2000-2003. Counsel, Assistant Vice
President, ING Variable Annuities
Group from 1999-2000.
-------------------------------------------------------------------------------------------------------------


December 31, 2006                     81               www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


                                                                     TERM OF
                                     POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                    HELD WITH                     LENGTH OF
         AGE(1)                       THE TRUST                   TIME SERVED(2)
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------

TIMOTHY D. BARTO                 Vice President and                (Since 2000)
38 yrs. old                      Assistant Secretary


--------------------------------------------------------------------------------
SOFIA ROSALA                     Vice President and                (Since 2005)
33 yrs. old                      Assistant Secretary




--------------------------------------------------------------------------------
NICOLE WELCH                        AML Officer                    (Since 2006)
29 yrs. old



--------------------------------------------------------------------------------





1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.



Bishop Street Funds                   82



                                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------

                                                     NUMBER OF
                                                    PORTFOLIOS
                                                     IN BISHOP
                                                   STREET FUNDS
     PRINCIPAL OCCUPATION(S)                        OVERSEEN BY            OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                        BOARD MEMBER          HELD BY BOARD MEMBER3
------------------------------------------------------------------------------------------------


General Counsel, Vice President and Assistant           N/A                        N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert
(law firm) from 1997-1999; Associate, Richter,
Miller & Finn (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------
Vice President and Assistant Secretary of SEI           N/A                        N/A
Investments Management Corp. and SEI
Global Funds Services since 2005. Compliance
Officer of SEI Investments from 2001-2004.
Account and Product Consultant SEI Private
Trust Company, 1998-2001.

Assistant Vice President and AML Compliance             N/A                        N/A
Officer of SEI Investments since January 2005.
Compliance Analyst at TD Waterhouse from
January 2004 to November 2004. Senior
Compliance Analyst at UBS Financial Services
from October 2002 to January 2004.
Knowledge Management Analyst at
PricewaterhouseCoopers Consulting from
September 2000 to October 2002.
------------------------------------------------------------------------------------------------






3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


December 31, 2006                     83               www.bishopstreetfunds.com

Bishop Street Funds                                                  (unaudited)
--------------------------------------------------------------------------------


SHAREHOLDER VOTING RESULTS

At a special meeting held on December 15, 2006, the shareholders of the Bishop Street Money Market Fund and Bishop Street Treasury Money Market Fund voted to approve a new investment sub-advisory agreement between Bishop Street Funds, on behalf of the Funds, Bishop Street Capital Management, and Fischer, Francis, Trees & Watts, Inc.

The results of the voting were as follows:

                                                          % OF          % OF
                                          SHARES         SHARES        SHARES
                                           VOTED          VOTED      OUTSTANDING
                                        -----------      ------      -----------

1. BISHOP STREET MONEY MARKET FUND
FOR                                     118,967,070       99.63%       51.44%
AGAINST                                     396,375        0.33%        0.17%
ABSTAIN                                      41,623        0.04%        0.01%
                                        -----------      -------       ------
TOTAL                                   119,405,068      100.00%       51.62%

2. BISHOP STREET TREASURY MONEY MARKET FUND
FOR                                     103,524,370      100.00%       55.69%
AGAINST                                          --          --            --
ABSTAIN                                       2,016        0.00%        0.00%
                                        -----------      -------       ------
TOTAL                                   103,526,386      100.00%       55.69%

[GRAPHIC OMITTED]


INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64121

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
SAN FRANCISCO, CA 94101

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103


[BISHOP STREET LOGO OMITTED]




       FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                          OR YOUR INVESTMENT SPECIALIST
                  VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

[BISHOP STREET LOGO OMITTED]

BISHOP STREET FUNDS
P.O. BOX 3708
HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.


BSF-AR-006-1200

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2006                                                   2005
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $102,900            N/A               N/A             $104,100            N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees         N/A               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2006             2005
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                 N/A               N/A

                ---------------------------- ----------------- ----------------
                Tax Fees                           N/A               N/A

                ---------------------------- ----------------- ----------------
                All Other Fees                     N/A               N/A

                ---------------------------- ----------------- ----------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2006 and 2005, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Bishop Street Funds


By (Signature and Title)*                   /s/ James F. Volk
                                            ------------------------
                                            James F. Volk
                                            President

Date:  March 5, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ James F. Volk
                                            ------------------------
                                            James F. Volk
                                            President

Date:  March 5, 2007


By (Signature and Title)*                   /s/ Michael Lawson
                                            ------------------------
                                            Michael Lawson
                                            Controller & CFO
Date:  March 5, 2007

* Print the name and title of each signing officer under his or her signature.